                                                                EXECUTION COPY

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                              GMAC MORTGAGE, LLC
                                 as Servicer,

                    GMACM HOME EQUITY LOAN TRUST 2006-HE5,
                                  as Issuer

                                     and

                   THE BANK OF NEW YORK TRUST COMPANY, N.A.
                             as Indenture Trustee

                          _________________________

                             SERVICING AGREEMENT

                        Dated as of November 29, 2006
                          _________________________

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                              TABLE OF CONTENTS

      Section 2.01   Representations and Warranties Regarding the

      Section 3.04   Maintenance of Hazard Insurance; Property

      Section 3.09   Servicing Compensation; Payment of Certain
                     Expenses by Servicer...................................18

      Section 3.10   Annual Statement as to Compliance......................18

      Section 3.11   Annual Independent Public Accountants' Servicing
                     Report.................................................19

      Section 3.12   Access to Certain Documentation and Information
                     Regarding the Mortgage Loans...........................19

      Section 3.13   Maintenance of Certain Servicing Insurance Policies....19

      Section 3.14   Information Required by the Internal Revenue
                     Service and Reports of Foreclosures and

      Section 3.20   Enforcement of Due-on-Sale Clauses; Assumption and

      Section 6.02   Merger or Consolidation of, or Assumption of the

      Section 6.06   Payment of Indenture Trustee's and Owner Trustee's

      Section 8.08   Termination Upon Purchase by the Servicer or
                     Liquidation of All Mortgage Loans; Partial

      Section 9.02   Additional Representations and Warranties of the

EXHIBIT D-2    FORM OF BACK-UP CERTIFICATION TO FORM 10-K
               CERTIFICATE.................................................D-2

      This   Servicing   Agreement,   dated  as  of  November  29,  2006  (the
"Agreement"),  is among GMAC Mortgage, LLC, as servicer (the "Servicer"),  the
GMACM Home Equity Loan Trust 2006-HE5, as issuer (the "Issuer"),  and The Bank of New  York  Trust  Company,  N.A.,  as  indenture  trustee  (the  "Indenture
Trustee").

                                 WITNESSETH:

      WHEREAS,  pursuant to the terms of the  Purchase  Agreement  (as defined herein),  GMAC  Mortgage,  LLC, as seller (in such  capacity,  "GMACM") and as servicer,  and Walnut Grove  Mortgage Loan Trust 2003-A,  as seller ("WG Trust
2003" and, with GMACM,  each a "Seller" and  together,  the  "Sellers"),  will sell to Residential Asset Mortgage Products,  Inc. ("RAMP"),  as purchaser (in such capacity,  the  "Purchaser"),  the Initial  Mortgage Loans on the Closing
Date,  and may  sell  Subsequent  Mortgage  Loans  on one or  more  Subsequent
Transfer  Dates,  together with the Related  Documents on the Closing Date and any Subsequent Transfer Date;

      WHEREAS,  RAMP, as depositor (in such capacity,  the "Depositor"),  will sell the  Initial  Mortgage  Loans  and  assign  all of its  rights  under the
Purchase  Agreement to the Issuer,  together with the Related Documents on the
Closing Date;

      WHEREAS,  pursuant to the terms of the Trust Agreement,  the Issuer will issue the Certificates;

      WHEREAS,  pursuant to the terms of the Indenture,  the Issuer will issue the Notes; and

      WHEREAS,  pursuant to the terms of this  Agreement,  the  Servicer  will service the Mortgage Loans directly or through one or more Subservicers.

      NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

ARTICLE I

                                 Definitions

Section 1.01      Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context otherwise requires, capitalized  terms  not  otherwise  defined  herein  shall  have the  meanings assigned  to such  terms in the  Definitions  contained  in  Appendix A to the indenture dated as of November 29, 2006 (the "Indenture"),  between the Issuer and the Indenture  Trustee,  which is  incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      Other Definitional Provisions.

(a)   All terms  defined in this  Agreement  shall have the  defined  meanings when used in any  certificate  or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)   As used in this Agreement and in any  certificate or other document made or  delivered  pursuant  hereto or thereto,  accounting  terms not defined  in this  Agreement  or in any such  certificate  or other document,  and  accounting  terms partly defined in this Agreement or in any such  certificate or other  document,  to the extent not defined,  shall have the  respective  meanings given to them under generally accepted accounting  principles.  To the extent that the definitions  of accounting  terms in this Agreement or in any such certificate or other document are  inconsistent  with the meanings of such terms under generally accepted accounting principles,  the
            definitions   contained   in  this   Agreement   or  in  any  such
            certificate or other document shall control.

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this  Agreement  shall refer to this  Agreement  as a whole  and not to any  particular  provision  of  this  Agreement;
            Section and Exhibit  references  contained in this  Agreement  are references  to  Sections  and  Exhibits  in or to  this  Agreement unless  otherwise  specified;  the  term  "including"  shall  mean
            "including without limitation";  "or" shall include "and/or";  and the term  "proceeds"  shall have the meaning  ascribed  thereto in the UCC.

(d)   The  definitions  contained  in this  Agreement  are  applicable  to the singular  as well as the  plural  forms of such  terms  and to the masculine  as well as the  feminine  and  neuter  genders  of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection herewith means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and  includes (in the case of agreements or instruments)  references to all attachments  thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

Section 1.03      Interest   Calculations.   All   calculations   of  interest
hereunder  that are made in  respect  of the  Principal  Balance of a Mortgage
Loan shall be made on a daily basis  using a 365-day  year.  All  calculations of interest on the Notes,  other than the Class A-1 Notes, and the calculation of the Servicing  Fee shall be made on the basis of a 360-day year  consisting of twelve 30-day  months.  The  calculation of interest on the Class A-1 Notes shall be made on the basis of the actual number of days in an Interest  Period and a year  assumed  to consist of 360 days.  All  dollar  amounts  calculated hereunder  shall be rounded to the  nearest  penny with  one-half of one penny being rounded up.

ARTICLE II

                        Representations and Warranties

Section 2.01      Representations and Warranties  Regarding the Servicer.  The
Servicer  represents  and  warrants  to the Issuer and for the  benefit of the
Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)   the  Servicer  is a  limited  liability  company  duly  formed,  validly existing and in good standing  under the laws of its  jurisdiction of  organization  and  has the  power  to own  its  assets  and to transact  the  business  in which  it is  currently  engaged.  The
            Servicer is duly  qualified to do business as a foreign entity and is in good  standing in each  jurisdiction  in which the character of the business  transacted by it or properties owned or leased by it  requires  such  qualification  and in which the  failure to so qualify would have a material  adverse effect (not in the ordinary course  of  business)  on the  business,  properties,  assets,  or condition (financial or other) of the Servicer;

(b)   the Servicer has the power and authority to make,  execute,  deliver and perform this  Agreement and all of the  transactions  contemplated under  this  Agreement,  and has  taken  all  necessary  action to
            authorize  the  execution,   delivery  and   performance  of  this
            Agreement.  When executed and delivered,  this Servicing Agreement will  constitute  the legal,  valid and binding  obligation of the
            Servicer  enforceable  in  accordance  with its  terms,  except as
            enforcement   of  such  terms  may  be   limited  by   bankruptcy,
            insolvency   or  similar  laws   affecting  the   enforcement   of
            creditors'  rights  generally and by the availability of equitable remedies;

(c)   the  Servicer is not  required to obtain the consent of any other Person or any  consent,  license,  approval  or  authorization  from,  or registration  or  declaration  with, any  governmental  authority, bureau or  agency  in  connection  with the  execution,  delivery, performance,  validity or enforceability of this Agreement, except
            for  such  consent,   license,   approval  or  authorization,   or
            registration  or  declaration,  as shall  have  been  obtained  or filed, as the case may be;

(d)   the execution and delivery of this Agreement and the  performance of the transactions  contemplated hereby by the Servicer will not violate any material  provision of any existing law or  regulation  or any order or decree of any court  applicable  to the  Servicer  or any
            provision  of  the  organizational   documents,  or  constitute  a
            material breach of any material mortgage,  indenture,  contract or other  agreement  to which the Servicer is a party or by which the
            Servicer may be bound;

(e)   no  litigation  or  administrative  proceeding  of or before  any court, tribunal or  governmental  body is  currently  pending,  or to the knowledge of the Servicer threatened,  against the Servicer or any of its  properties  or  with  respect  to  this  Agreement  or the
            Securities  which in the opinion of the  Servicer has a reasonable likelihood  of  resulting  in a  material  adverse  effect  on the transactions contemplated by this Agreement;

(f)   the  Servicer is a member of MERS in good  standing,  and will comply in all material  respects  with the rules and  procedures  of MERS in connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS; and

(g)   the servicing of the Mortgage  Loans has at all times been  conducted in material compliance with all applicable  federal,  state and local laws,  rules  and  regulations  and  there  has  been no  material violation of any such laws,  rules or  regulations  arising out of the servicing of the Mortgage Loans.

      The  foregoing   representations   and  warranties   shall  survive  any
termination of the Servicer hereunder.

Section 2.02      Representations  and  Warranties  of the Issuer.  The Issuer
hereby  represents  and  warrants to the  Servicer  and for the benefit of the
Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)   the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of Delaware  and has full  power,  authority and legal  right to execute  and  deliver  this  Agreement  and to perform its obligations  under this  Agreement,  and has taken all
            necessary   action  to  authorize  the  execution,   delivery  and
            performance by it of this Agreement; and

(b)   the  execution  and  delivery  by the Issuer of this  Agreement  and the performance by the Issuer of its obligations  under this Agreement will not violate any provision of any law or regulation  governing the Issuer or any order,  writ,  judgment  or decree of any court, arbitrator or governmental  authority or agency  applicable to the
            Issuer  or  any  of  its   assets.   Such   execution,   delivery,
            authentication    and    performance    will   not   require   the
            authorization,  consent or  approval  of, the giving of notice to, the  filing  or  registration  with,  or the  taking  of any other action  with  respect  to, any  governmental  authority  or agency regulating the  activities of limited  liability  companies.  Such execution,  delivery,  authentication  and  performance  will  not conflict  with,  or  result  in a  breach  or  violation  of,  any mortgage,  deed of trust,  lease or other  agreement or instrument to which the Issuer is bound.

Section 2.03      Enforcement   of   Representations   and   Warranties.   The
Servicer,  on behalf of and subject to the direction of the Indenture Trustee,
as  pledgee  of  the  Mortgage  Loans,  or  the  Issuer,   shall  enforce  the
representations  and  warranties  of the  Sellers  pursuant  to  the  Purchase
Agreement.  Upon the discovery by the Sellers,  the  Depositor,  the Servicer, the Indenture Trustee, the Enhancer,  the Issuer, or the Custodian of a breach of any of the  representations and warranties made by a Seller in the Purchase
Agreement,  in respect of any Mortgage  Loan which  materially  and  adversely affects  the  interests  of the  Securityholders  or the  Enhancer,  the party discovering  such breach shall give prompt written notice to the other parties
(the  Custodian  being  so  obligated  under  the  Custodial  Agreement).  The
Servicer  shall  promptly  notify such Seller of such breach and request that, pursuant to the terms of the Purchase  Agreement,  the Seller  either (i) cure such breach in all material  respects  within 90 days from the date the Seller was notified of such  breach,  or in the case of a breach which has the effect of making  the  Mortgage  Loan fail to be a  "qualified  mortgage"  within the meaning of Section 860G of the  Internal  Revenue  Code,  within 90 days after the  discovery  thereof by the  Sellers,  the  Depositor,  the  Servicer,  the
Indenture Trustee,  the Issuer or the Purchaser or (ii) purchase such Mortgage
Loan  from the  Issuer at the price  and in the  manner  set forth in  Section
3.1(e) of the Purchase Agreement;  provided, that the Seller shall, subject to the  conditions  set  forth in the  Purchase  Agreement,  have the  option  to substitute  an  Eligible  Substitute  Loan or Loans  for such  Mortgage  Loan, provided that such substitution  occurs within two years following the Closing
Date. In the event that the Seller  elects to substitute  one or more Eligible
Substitute  Loans  pursuant to Section 3.1(e) of the Purchase  Agreement,  the
Seller shall deliver to the Custodian or the Servicer,  in accordance with the
Purchase  Agreement,  with  respect to such  Eligible  Substitute  Loans,  the original Mortgage Note, the Mortgage,  and such other documents and agreements as are  required  by the  Purchase  Agreement.  Payments  due with  respect to
Eligible   Substitute  Loans  in  the  month  of  substitution  shall  not  be transferred  to the Issuer and will be retained by the  Servicer  and remitted by the Servicer to such Seller on the next  succeeding  Payment Date except to the extent that a payment less than the  applicable  Monthly  Payment has been received  by the Issuer for such month in respect of the  Mortgage  Loan to be removed.  The Servicer  shall amend or cause to be amended the  Mortgage  Loan
Schedule to reflect the removal of such Mortgage Loan and the  substitution of the Eligible  Substitute  Loans and the Servicer  shall  promptly  deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

      It is understood  and agreed that the  obligation of the Sellers to cure such breach or purchase or substitute  for such Mortgage Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  against any Seller.  In  connection  with the purchase of or  substitution  for any such Mortgage  Loan by such Seller,  the
Issuer  shall  assign to such Seller all of its right,  title and  interest in respect of the Purchase  Agreement  applicable  to such  Mortgage  Loan.  Upon receipt of the Repurchase Price, or upon completion of such substitution,  the
Servicer  shall notify the  Custodian,  and the  Custodian  shall  deliver the
Mortgage Notes to the Servicer,  together with all relevant  endorsements  and assignments prepared by the Servicer that the Indenture Trustee shall execute.

ARTICLE III

                Administration and Servicing of Mortgage Loans

Section 3.01      The Servicer.

(a)   The  Servicer  shall  service and  administer  the  Mortgage  Loans in a manner  generally  consistent  with the terms of the Program Guide and in a manner  consistent  with the terms of this  Agreement and that shall be normal and usual in its general  mortgage  servicing activities  and  consistent  with the manner in which it  services
            all  other  Mortgage   Loans  in  its  servicing   portfolio  with
            characteristics  similar  to  those  of the  Mortgage  Loans.  The
            Servicer  shall have full  power and  authority,  acting  alone or through a  Subservicer,  to do any and all  things  in  connection
            with  such  servicing  and   administration   which  it  may  deem
            necessary or desirable,  it being  understood,  however,  that the
            Servicer  shall at all times remain  responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage Loans, for the performance of its duties and obligations  hereunder in accordance with the terms  hereof and the  Program  Guide.  Without  limiting the generality of the foregoing,  the Servicer shall continue, and
            is  hereby   authorized  and  empowered  by  the  Issuer  and  the
            Indenture  Trustee,  as pledgee of the Mortgage  Loans, to execute and  deliver,  on behalf of  itself,  the  Issuer,  the  Indenture
            Trustee or any of them, any and all  instruments  of  satisfaction or  cancellation,  or of partial or full release or discharge  and all other  comparable  instruments  with  respect to the  Mortgage
            Loans and the  Mortgaged  Properties.  The Issuer,  the  Indenture
            Trustee  and the  Custodian,  as  applicable,  shall  furnish  the
            Servicer   with  any  powers  of  attorney  and  other   documents
            necessary or  appropriate  to enable the Servicer to carry out its servicing and administrative  duties hereunder.  In addition,  the
            Servicer  may,  at  its  own  discretion  and  on  behalf  of  the
            Indenture  Trustee,  obtain  credit  information  in the form of a
            "credit  score" from a credit  repository.  On the  Closing  Date, the  Indenture  Trustee  shall  deliver to the  Servicer a limited power of attorney  substantially  in the form of Exhibit B hereto.
            The  Servicer is further  authorized  and  empowered by the Issuer and the Indenture  Trustee,  on behalf of the  Noteholders and the
            Indenture  Trustee,  in  its  own  name  or in  the  name  of  the
            Subservicer,  when the  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage  Loan on the MERS(R)System,  to
            execute and deliver,  on behalf of the  Indenture  Trustee and the
            Noteholders or any of them, any and all  instruments of assignment and other  comparable  instruments with respect to such assignment or  re-recording  of a  Mortgage  in the name of MERS,  solely  as nominee for the Indenture  Trustee and its successors and assigns.
            The  Indenture  Trustee  shall have no ongoing  responsibility  to check the status of the Mortgage  Loans on the MERS(R)System.  Any expenses  incurred in connection with the actions described in the preceding  sentence shall be borne by the Servicer,  with no right of reimbursement.

      Notwithstanding the foregoing,  subject to Section 3.02(a), the Servicer shall not permit any  modification  with  respect  to any  Mortgage  Loan that would both  constitute  a sale or  exchange of such  Mortgage  Loan within the meaning  of  Section  1001 of the Code and any  proposed,  temporary  or final regulations  promulgated  thereunder and cause any REMIC to fail to qualify as a REMIC  under the Code or,  except as  provided  in Section  11.01(f)  of the
Indenture,  cause the  imposition  of a tax upon any of the REMICs  (including but not limited to the tax on  prohibited  transactions  as defined in Section
860F(a)(2)  of the Code and the tax on  contributions  to a REMIC set forth in
Section 860G(d) of the Code).

      Subject to Section  3.15,  if the Mortgage did not have a Lien senior to the related Mortgage Loan on the related Mortgaged  Property as of the related
Cut-Off Date,  then the  Servicer,  in such  capacity,  may not consent to the placing of a Lien  senior to that of the  Mortgage  on the  related  Mortgaged
Property.  Subject to Section  3.15,  if the Mortgage had a Lien senior to the related  Mortgage  Loan on the  related  Mortgaged  Property as of the related
Cut-Off Date,  then the  Servicer,  in such  capacity,  may not consent to the refinancing  of such prior senior Lien;  unless (i) the resulting CLTV of such
Mortgage  Loan is no  higher  than  the  greater  of the  CLTV  prior  to such refinancing  or a 70%  CLTV (or a 80% CLTV  for  those  borrowers  with a FICO
"credit  score" of 720 or  greater)  and (ii) the  interest  rate for the loan evidencing the  refinanced  senior Lien is no higher than the interest rate on the loan evidencing the existing senior Lien immediately  prior to the date of such  refinancing  (meaning,  in  the  case  of an  adjustable  rate  loan,  a substantially  similar  index and a gross  margin  no higher  than that of the existing  senior Lien);  provided,  however,  that if the loan  evidencing the existing  senior Lien prior to the date of refinancing  is an adjustable  rate loan and the loan evidencing the refinanced  senior Lien is a fixed rate loan, then the interest rate on the loan  evidencing the refinanced  senior Lien may be up to  2.0%  higher  than  the  then-current  mortgage  rate  of  the  loan evidencing  the  existing  senior  Lien  and  (iii)  the loan  evidencing  the refinanced senior Lien is not subject to negative amortization.

      In connection with servicing the Mortgage  Loans,  the Servicer may take reasonable  actions to encourage or effect the  termination  of Mortgage Notes that have become dormant.

      The  relationship  of the Servicer (and of any successor to the Servicer as  servicer  under this  Agreement)  to the Issuer  under this  Agreement  is intended by the parties to be that of an  independent  contractor and not that of a joint venturer, partner or agent.

(b)   The Servicer may enter into  Subservicing  Agreements with  Subservicers for the  servicing and  administration  of certain of the Mortgage
            Loans. The Servicer shall provide notice to the Indenture  Trustee upon entering into a  Subservicing  Agreement.  References in this
            Agreement  to  actions  taken or to be taken  by the  Servicer  in servicing the Mortgage Loans include  actions taken or to be taken by a  Subservicer  on  behalf  of  the  Servicer  and  any  amount actually  received  by such  Subservicer  in respect of a Mortgage
            Loan  shall  be  deemed  to have  been  received  by the  Servicer
            whether  or  not   actually   received  by  the   Servicer.   Each
            Subservicing  Agreement  will be upon such terms and conditions as are not  inconsistent  with this Agreement and as the Servicer and the  Subservicer  have agreed.  With the approval of the Servicer,
            a   Subservicer   may  delegate  its  servicing   obligations   to
            third-party   servicers,   but  such   Subservicers   will  remain
            obligated   under  the  related   Subservicing   Agreements.   The
            Servicer  and the  Subservicer  may enter into  amendments  to the related Subservicing Agreements;  provided, however, that any such amendments  shall not cause the Mortgage Loans to be serviced in a manner that would be  materially  inconsistent  with the standards set forth in this  Agreement.  The  Servicer  shall be entitled to terminate any Subservicing  Agreement in accordance with the terms and  conditions  thereof and without any  limitation  by virtue of
            this  Agreement;   provided,   however,   that  in  the  event  of
            termination of any  Subservicing  Agreement by the Servicer or the
            Subservicer,  the  Servicer  shall  either act as  servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a  successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  The Servicer  shall be entitled
            to   enter   into   any   agreement   with   a   Subservicer   for
            indemnification  of the  Servicer  and nothing  contained  in this
            Agreement shall be deemed to limit or modify such indemnification.

      In the event that the rights,  duties and  obligations  of the  Servicer
are  terminated  hereunder,   any  successor  to  the  Servicer  in  its  sole
discretion  may, to the extent  permitted by  applicable  law,  terminate  the existing  Subservicing  Agreement with any  Subservicer in accordance with the terms of the  applicable  Subservicing  Agreement  or  assume  the  terminated
Servicer's rights and obligations under such subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

      As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the Indenture Trustee, the Enhancer and the Securityholders,  shall use reasonable  efforts to enforce the obligations of each  Subservicer  under the related Subservicing  Agreement, to the extent that the non-performance of any such obligation  would have a material  adverse effect on a Mortgage Loan.
Such  enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination  of  Subservicing  Agreements  and the  pursuit  of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Servicer,  in its good faith business judgment,  would require were it the owner of the related  Mortgage  Loans.  The Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed therefor only (i) from a general  recovery  resulting from such enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

      (c)   All  other  documents  contained  in the  Mortgage  File  and  any original  documents  relating  to the  Mortgage  Loans  not  contained  in the
Mortgage File or delivered to the Custodian,  if any, or the Indenture Trustee
are and  shall be held by the  Servicer  in trust as agent  for the  Indenture
Trustee on behalf of the Noteholders.

Section 3.02      Collection of Certain Mortgage Loan Payments.

(a)   The  Servicer  shall make  reasonable  efforts to collect  all  payments called for under the terms and  provisions of the Mortgage  Loans, and shall, to the extent such procedures  shall be consistent with this  Agreement and generally  consistent  with the Program Guide, follow such collection  procedures as shall be normal and usual in its general mortgage servicing  activities and consistent with the procedures  the Servicer  employs in servicing all other  Mortgage
            Loans in the servicing portfolio with  characteristics  similar to those of the Mortgage Loans.  Consistent  with the foregoing,  and without  limiting the  generality of the  foregoing,  the Servicer may in its discretion  (i) waive any late payment charge,  penalty interest  or other fees  which may be  collected  in the  ordinary course  of  servicing  a  Mortgage  Loan and (ii)  arrange  with a
            Mortgagor a schedule  for the payment of  principal  and  interest due and unpaid;  provided,  that such  arrangement  is  consistent with the Servicer's  policies with respect to home equity mortgage
            loans;   and   provided   further,   that   notwithstanding   such
            arrangement,   such  Mortgage   Loans  will  be  included  in  the
            information  regarding  delinquent Mortgage Loans set forth in the
            Servicing  Certificate.  The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance  with the Program
            Guide; provided,  however, that the Servicer shall first determine that any such waiver or extension  will not impair the coverage of any related  insurance  policy or materially  adversely affect the
            Lien  of  the   related   Mortgage   or  the   interests   of  the
            Securityholders or the Enhancer,  and the Servicer shall not grant any such  waiver or  extension  that would  have any such  effect.
            Consistent  with the terms of this  Agreement,  the  Servicer  may also:

(i)   waive, modify or vary any term of any Mortgage Loan;

(ii)  consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)  forgive any portion of the amounts contractually owed under the
      Mortgage Loan;

(v)   capitalize past due amounts owed under the Mortgage Loan by adding any amounts in arrearage to the existing principal balance of the Mortgage
      Loan (a "Capitalization Workout") which will result in an increased
      Monthly Payment amount, provided that: (A) the amount added to the existing principal balance of the Mortgage Loan (the "Capitalized
      Amount") shall be no greater than five times the Mortgagor's current
      Minimum Monthly Payment amount; and (B) the Servicer shall not enter into a Capitalization Workout unless the CLTV of the Mortgage Loan prior to the Capitalization Workout equals or exceeds 80% and the
      Mortgagor has qualified for the Capitalization Workout under the
      Servicer's servicing guidelines; or

(vi)  reset the maturity date for the Mortgage Loan, but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

            or  any  combination  of  the  foregoing,  if  in  the  Servicer's determination  such waiver,  modification,  postponement  or indulgence is not materially  adverse to the interests of the  Securityholders  or the Enhancer;
provided,  however, that the Servicer may not modify or permit any Subservicer to modify any Mortgage Loan  (including  without  limitation any  modification that would  change the Loan Rate,  forgive  the  payment of any  principal  or interest  (unless in connection with the  liquidation of the related  Mortgage
Loan) or extend the final  maturity  date of such  Mortgage  Loan) unless such
Mortgage Loan is in default or, in the judgment of the Servicer,  such default is  reasonably  foreseeable.  The general  terms of any waiver,  modification, forgiveness,  postponement  or indulgence  with respect to any of the Mortgage
Loans will be included in the Servicing  Certificate,  and such Mortgage Loans will not be considered  "delinquent"  for the purposes of the Basic  Documents
so  long  as  the   Mortgagor   complies   with  the  terms  of  such  waiver,
modification, forgiveness, postponement or indulgence.

(b)   The  Servicer  shall  establish a Custodial  Account,  which shall be an
            Eligible  Account,  titled  "GMACM Home  Equity Loan Trust  Series
            2006-HE5,"  in which the  Servicer  shall  deposit  or cause to be deposited any amounts  representing  payments and  collections  in respect of the Initial  Mortgage  Loans  received by it subsequent to or on the  Cut-Off  Date or,  with  respect  to the  Subsequent
            Mortgage  Loans,  the  Subsequent  Cut-Off  Date  (other  than  in respect of the payments  referred to in the following  paragraph), within two Business Days following  receipt  thereof (or otherwise on  or  prior  to  the  Closing  Date),  including  the  following
            payments  and   collections   received  or  made  by  it  (without
            duplication):

(i)   all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

(ii)  the aggregate Repurchase Price of the Mortgage Loans purchased by the
      Servicer pursuant to Section 3.15;

(iii) Net Liquidation Proceeds, net of any related Foreclosure Profit and all
      Subsequent Net Recovery Amounts;

(iv)  all proceeds of any Mortgage Loans repurchased by a Seller pursuant to the Purchase Agreement, and all Substitution Adjustment Amounts
      required to be deposited in connection with the substitution of an
      Eligible Substitute Loan pursuant to the Purchase Agreement;

(v)   Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)  amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with respect to each Collection Period, the Servicer shall be  permitted  to retain  from  payments  in respect of  interest on the
Mortgage Loans,  the Servicing Fee for such Collection  Period.  The foregoing requirements  respecting  deposits to the Custodial Account are exclusive,  it being understood that,  without limiting the generality of the foregoing,  the
Servicer  need not  deposit  in the  Custodial  Account  amounts  representing
Foreclosure  Profits,  fees (including  annual fees) or late charge penalties, payable by Mortgagors  (such  amounts to be retained as  additional  servicing compensation in accordance with Section 3.09 hereof),  or amounts  received by the  Servicer  for the  accounts of  Mortgagors  for  application  towards the payment of taxes,  insurance  premiums,  assessments and similar items. In the event any amount not required to be deposited in the  Custodial  Account is so deposited,  the  Servicer  may at any  time  withdraw  such  amount  from  the
Custodial Account, any provision herein to the contrary  notwithstanding.  The
Servicer  shall  retain  all  Foreclosure  Profits  as  additional   servicing
compensation.

      The  Servicer,  in its sole  discretion,  may deposit into the Custodial
Account,  Servicer  Advances,  representing  installments  of  principal of or interest  on  Mortgage  Loans  that  were  delinquent  as of  the  end  of any
Collection Period,  provided that the Servicer  reasonably  believes that such amounts will be recoverable  from  Collections  on the related  Mortgage Loan.
If the  Servicer  makes any such  Servicer  Advances,  the  Servicer  shall be entitled to reimburse  itself by withdrawing  from the Custodial  Account,  as provided  herein,  any  amounts  so  advanced.  The  Servicer  may  cause  the institution  maintaining  the  Custodial  Account  to invest  any funds in the
Custodial  Account in  Permitted  Investments  (including  obligations  of the
Servicer or any of its Affiliates,  if such obligations  otherwise  qualify as
Permitted  Investments),  which  investments  shall  mature not later than the
Business  Day  preceding  the  next   succeeding   Payment  Date,   and  which
investments  shall not be sold or disposed of prior to maturity.  In addition, no such Permitted  Investment  shall be purchased at a price in excess of par.
Except  as  provided  above,  all  income  and  gain  realized  from  any such investment  shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of the principal amount of any such investments  shall be deposited in the Custodial  Account by the Servicer out of its own funds  immediately as realized.

(c)   The  Servicer   shall  require  each   Subservicer  to  hold  all  funds
            constituting   collections   on  the   Mortgage   Loans,   pending
            remittance  thereof  to the  Servicer,  in one  or  more  accounts meeting  the  requirements  of  an  Eligible  Account,  and  shall require all such funds to be invested  in  Permitted  Investments, unless all such  collections  are remitted on a daily basis to the
            Servicer for deposit into the Custodial Account.

Section 3.03      Withdrawals  from  the  Custodial   Account.   The  Servicer
shall,  from  time to time as  provided  herein,  make  withdrawals  from  the
Custodial  Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

(a)   on each  Determination  Date, the Servicer shall determine the aggregate amounts to be  withdrawn  from the  Custodial  Account and applied pursuant to Section  3.05(a) of the  Indenture  and,  prior to the close  of  business  on the  Business  Day  prior  to the  related
            Payment Date (provided,  however, that the Indenture Trustee shall not be  required  to invest any  amounts  deposited  into the Note
            Payment  Account  after 1:00 p.m.),  shall  withdraw  such amounts from the Custodial  Account and deposit such amounts into the Note
            Payment   Account  to  be  distributed  by  the  Paying  Agent  in
            accordance  with and in the order or priority set forth in Section
            3.05(a) of the  Indenture  for such Payment  Date,  in  accordance with the Servicing Certificate;

(b)   to  pay  to  itself  any  from  monthly   payments   received  from  the
            Mortgagors,  the amount of such payment that  represents  interest accrued on the related  Mortgage  Loan for any period prior to the
            Cut-Off Date;

(c)   to the extent  deposited to the Custodial  Account,  to reimburse itself or the related  Subservicer for previously  unreimbursed  expenses incurred in maintaining  individual insurance policies pursuant to
            Section 3.04, or  Liquidation  Expenses,  paid pursuant to Section
            3.07 or  otherwise  reimbursable  pursuant  to the  terms  of this
            Agreement  (to the extent not payable  pursuant to Section  3.09), such  withdrawal  right  being  limited  to  amounts  received  on particular  Mortgage  Loans  (other than any  Repurchase  Price in respect  thereof) that represent  late  recoveries of the payments
            for  which  such   advances   were  made,   or  from  related  Net
            Liquidation  Proceeds  or the  proceeds  of the  purchase  of such
            Mortgage Loan;

(d)   to pay to itself out of each payment  received on account of interest on a Mortgage Loan as  contemplated  by Section 3.09, an amount equal to the related  Servicing  Fee and the Recovery Fee (to the extent not retained  pursuant to Section 3.02 or 3.07), and to pay to any
            Subservicer any subservicing fees not previously  withheld by such
            Subservicer;

(e)   to the extent  deposited in the Custodial  Account,  to pay to itself as additional  servicing  compensation any (i) interest or investment income earned on funds deposited in the Custodial  Account that it is  entitled to  withdraw  pursuant to Sections  3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

(f)   to pay to itself or a  Seller,  with  respect  to any  Mortgage  Loan or property  acquired in respect  thereof that has been  purchased or otherwise  transferred  to such  Seller,  the  Servicer  or  other entity,  all  amounts  received  thereon  and not  required  to be distributed  to  Securityholders  as of  the  date  on  which  the related Purchase Price or Repurchase Price is determined;

(g)   to withdraw any other amount  deposited  in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

(h)   to pay to itself,  with  respect to any  Mortgage  Loan for which it has made a Servicer  Advance,  any  previously  unreimbursed  Servicer
            Advances  of  such  amounts  theretofore  made  to the  extent  of receipts  of late  recoveries  of such  payments  from the related
            Mortgagors,  out  of  related  Net  Liquidation  Proceeds  or  the proceeds of the purchase of such Mortgage Loans;

(i)   to reimburse itself for the amount of any investment  earnings  advanced prior to maturity  pursuant to Section 3.17(c) or Section 5.01, to the extent not  reimbursed  from earnings  received on the related investment at maturity;

(j)   at its option, for so long as it is the sole  Certificateholder,  to pay to itself from  amounts  otherwise  required to be remitted to the
            Distribution  Account in accordance with  Section 3.05(a)(xvi)  of the Indenture,  all amounts  payable to it as a  Certificateholder on the related Payment Date, and

(k)   to reimburse  itself for Servicer  Advances on a Mortgage  Loan that are made pursuant to this Agreement  that are not reimbursed  pursuant to clauses (c) or (h) of this Section 3.03.

      Since, in connection with withdrawals  pursuant to clauses (c), (d), (f)
and (h),  the  Servicer's  entitlement  thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Servicer shall keep and maintain separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial  Account  pursuant to such clauses.  Notwithstanding  any other provision of this Agreement,  the
Servicer   shall  be  entitled  to   reimburse   itself  for  any   previously
unreimbursed   expenses   incurred  pursuant  to  Section  3.07  or  otherwise
reimbursable  pursuant  to the  terms  of this  Agreement  that  the  Servicer determines  to  be  otherwise  nonrecoverable  (except  with  respect  to  any
Mortgage Loan as to which the Repurchase  Price has been paid),  by withdrawal from the Custodial  Account of amounts on deposit therein  attributable to the
Mortgage  Loans on any Business Day prior to the Payment Date  succeeding  the date of such determination.

Section 3.04      Maintenance  of  Hazard  Insurance;   Property  Protection
Expenses.  To the  extent  permitted  under  the  related  Mortgage  Note  and
Mortgage,  and to the  extent  the  Servicer  receives  notice  that a  hazard
insurance  policy  has  been  cancelled,   the  Servicer  shall  cause  to  be
maintained  for each  Mortgage  Loan hazard  insurance  naming the Servicer or related  Subservicer as loss payee thereunder  providing  extended coverage in an amount  which is at least equal to the lesser of (i) the maximum  insurable value of the  improvements  securing  such  Mortgage Loan from time to time or
(ii)  the  combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan  senior to such  Mortgage  Loan  from  time to time;  provided, however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  The
Servicer  shall use its best  efforts  to monitor  that  hazard  insurance  is maintained  as  described  in the  previous  sentence in the same manner as it would for mortgage loans in its own  portfolio.  The Servicer shall also cause to be maintained on property  acquired  upon  foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an  amount  which  is at least  equal to the  amount  necessary  to avoid  the application  of  any  co-insurance  clause  contained  in the  related  hazard insurance  policy.  Amounts  collected by the Servicer under any such policies
(other than amounts to be applied to the  restoration or repair of the related
Mortgaged  Property  or  property  thus  acquired  or amounts  released to the
Mortgagor in  accordance  with the  Servicer's  normal  servicing  procedures)
shall be  deposited  in the  Custodial  Account  to the  extent  called for by
Section  3.02.  In cases in which any  Mortgaged  Property  is  located at any time during the life of a Mortgage Loan in a federally  designated flood area, to the extent permitted under the related  Mortgage Note and Mortgage,  and to the extent the Servicer  receives  notice that the related flood insurance has been  cancelled,  the  hazard  insurance  to be  maintained  for  the  related
Mortgage  Loan shall include flood  insurance (to the extent  available).  All such  flood  insurance  shall be in  amounts  equal to the  lesser  of (i) the amount required to compensate for any loss or damage to the related  Mortgaged
Property  on a  replacement  cost  basis and (ii) the  maximum  amount of such insurance  available  for such  Mortgaged  Property  under the national  flood insurance program (assuming that the area in which such Mortgaged  Property is located is  participating  in such  program).  The Servicer shall use its best efforts to monitor such flood insurance as described in the previous  sentence in the same manner as it would for mortgage  loans in its own  portfolio.  The
Servicer  shall be under no obligation to require that any Mortgagor  maintain earthquake  or other  additional  insurance  and shall be under no  obligation itself to maintain  any such  additional  insurance  on  property  acquired in respect of a Mortgage Loan,  other than pursuant to such  applicable  laws and regulations  as  shall  at any time be in  force  and as  shall  require  such additional  insurance.  If the  Servicer  shall  obtain and maintain a blanket policy  consistent with its general  mortgage  servicing  activities  insuring against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have  satisfied its  obligations  as set forth in the first sentence of this  Section  3.04,  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been maintained on the related Mortgaged  Property a policy  complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy,  deposit in the
Custodial  Account the amount not otherwise  payable under the blanket  policy because of such deductible  clause.  Any such deposit by the Servicer shall be made on the last Business Day of the  Collection  Period in the month in which payments  under any such policy  would have been  deposited  in the  Custodial
Account.  In  connection  with its  activities  as  servicer  of the  Mortgage
Loans,  the Servicer  agrees to present,  on behalf of itself,  the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05      Modification   Agreements.   The  Servicer  or  the  related
Subservicer,  as the case may be, shall be entitled to (a) execute  assumption agreements,  substitution  agreements,  and  instruments  of  satisfaction  or cancellation  or of  partial  or  full  release  or  discharge,  or any  other document contemplated by this Agreement and other comparable  instruments with respect  to the  Mortgage  Loans and with  respect  to the  related  Mortgaged
Properties  (and the  Issuer and the  Indenture  Trustee  each shall  promptly execute any such  documents  on request of the  Servicer)  and (b) approve the granting of an easement thereon in favor of another Person,  any alteration or demolition of such Mortgaged  Properties or other similar  matters,  if it has determined,  exercising its good faith business judgment in the same manner as it  would  if it were  the  owner  of the  related  Mortgage  Loans,  that the security for, and the timely and full  collectability  of, such Mortgage Loans would not be adversely  affected  thereby.  A partial release pursuant to this
Section  3.05 shall be  permitted  only if the CLTV for the  related  Mortgage
Loan after such  partial  release  does not exceed the CLTV for such  Mortgage
Loan as of the related  Cut-Off Date,  and provided  further that the Servicer and the Enhancer  have  received an Opinion of Counsel to the effect that such partial  release will not result in an Adverse REMIC Event.  Any fee collected by the Servicer or the related  Subservicer  for processing  such request will be  retained by the  Servicer  or such  Subservicer  as  additional  servicing compensation.

Section 3.06      Trust Estate; Related Documents.

(a)   When  required by the  provisions of this  Agreement,  the Issuer or the
            Indenture  Trustee shall execute  instruments to release  property from the  terms of the Trust  Agreement,  Indenture  or  Custodial
            Agreement, as applicable,  or convey the Issuer's or the Indenture
            Trustee's   interest   in  the  same,   in  a  manner   and  under
            circumstances  that are not  inconsistent  with the  provisions of this  Agreement.  No party relying upon an instrument  executed by the Issuer or the  Indenture  Trustee as provided in this  Section
            3.06 shall be bound to  ascertain  the  Issuer's or the  Indenture
            Trustee's   authority,   inquire  into  the  satisfaction  of  any
            conditions precedent or see to the application of any moneys.

(b)   If from time to time any  written  assurance,  assumption  agreement  or
            substitution   agreement  or  other  similar  agreement  shall  be
            executed  pursuant to Section 3.05,  the Servicer shall check that each of such  documents  purports to be an original  executed copy
            (or a copy  of the  original  executed  document  if the  original executed  copy has been  submitted  for  recording and has not yet been  returned)  and, if so, shall file such  documents,  and upon
            receipt  of  the  original   executed  copy  from  the  applicable
            recording  office or receipt of a copy  thereof  certified  by the
            applicable   recording   office  shall  file  such   originals  or
            certified   copies,   with  the  Related  Documents  held  by  the
            Servicer.

(c)   Upon receipt of a Request for Release from the  Servicer,  substantially in the form of  Exhibit C hereto,  to the  effect  that a Mortgage
            Loan has been the subject of a final  payment or a  prepayment  in
            full  and  such  Mortgage   Loan  has  been   terminated  or  that
            substantially   all  Net  Liquidation   Proceeds  that  have  been
            determined  by the  Servicer  in  its  reasonable  judgment  to be finally  recoverable have been recovered,  and upon deposit to the
            Custodial  Account of such final  monthly  payment,  prepayment in full  together  with  accrued  and unpaid  interest to the date of
            such  payment  with   respect  to  such   Mortgage   Loan  or,  if
            applicable,   Net  Liquidation   Proceeds,   the  Custodian  shall
            promptly  release the Related  Documents  held by the Custodian to the  Servicer.  The  Indenture  Trustee shall execute such Related
            Documents,  along  with  such  documents  as the  Servicer  or the
            related  Mortgagor  may  request  to  evidence   satisfaction  and
            discharge of such  Mortgage  Loan,  upon request of the  Servicer.
            If from  time to time  and as  appropriate  for the  servicing  or foreclosure  of any  Mortgage  Loan,  the  Servicer  requests  the
            Custodian to release the Related  Documents  held by the Custodian
            and  delivers  to  the  Custodian  a  trust   receipt   reasonably
            satisfactory to the Custodian and signed by a Responsible  Officer
            of  the  Servicer,   the  Custodian  shall  release  such  Related
            Documents  to the  Servicer.  If  such  Mortgage  Loans  shall  be liquidated  and the  Custodian  receives  a  certificate  from the
            Servicer as provided  above,  then,  upon request of the Servicer, the Custodian shall release the trust receipt to the Servicer.

Section 3.07      Realization Upon Defaulted  Mortgage Loans.  With respect to any  Mortgage  Loan that comes into and  continues  in default,  the  Servicer shall decide  whether to (i) foreclose  upon the related  Mortgaged  Property,
(ii) write off the unpaid Principal  Balance thereof as bad debt, (iii) take a deed in lieu of  foreclosure,  (iv)  accept  a  short  sale (a  payoff  of the
Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor),  (v)
permit a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing
transactions   by  the  Mortgagor  not  involving  a  sale  of  the  Mortgaged
Property),  (vi) arrange for a repayment  plan,  (vii) agree to a modification in  accordance  with this  Agreement or (viii) take an unsecured  note in each case subject to the rights of any related  first Lien holder;  provided,  that in connection  with the foregoing,  if the Servicer has actual  knowledge that any Mortgaged  Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged  Property would not be commercially reasonable,  then the  Servicer  shall not cause the  Issuer or the  Indenture
Trustee  to acquire  title to such  Mortgaged  Property  in a  foreclosure  or similar  proceeding.  In connection  with such  decision,  the Servicer  shall follow  such  practices  (including,  in the case of any  default on a related senior  mortgage  loan,  the  advancing  of funds to correct  such  default if deemed to be  appropriate  by the  Servicer)  and  procedures as it shall deem necessary  or  advisable  and as  shall be  normal  and  usual in its  general mortgage  servicing  activities  and as shall be required or  permitted by the
Program Guide; provided,  that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in  connection  with any such  foreclosure or  attempted  foreclosure  which is not  completed or other  conversion  in a manner  that  is  consistent  with  the  provisions  of  this  Agreement.  The foregoing is subject to the proviso  that the  Servicer  shall not be required to expend  its own  funds in  connection  with any  foreclosure  or  attempted foreclosure  which is not  completed or towards the  correction of any default on a related senior  mortgage loan or  restoration  of any property  unless it
shall  determine  that  such   expenditure   will  increase  the  related  Net
Liquidation  Proceeds.  In the event of a  determination  by the Servicer that any such  expenditure  previously  made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds,  the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

      Notwithstanding any provision of this Agreement,  a Mortgage Loan may be deemed to be finally  liquidated if substantially  all amounts expected by the
Servicer to be received in connection therewith have been received;  provided, however,  that the Servicer may continue to pursue  recovery of such  Mortgage
Loan and any Recovery  Amount with respect to any such  Mortgage Loan shall be deposited  into the  Custodial  Account.  If the Servicer  continues to pursue recovery,  the Servicer  shall be entitled to the Recovery Fee with respect to that  Mortgage  Loan  and to be  reimbursed  for  any  Servicer  Advances  and expenses  from  Recovery  Amounts with respect to such Mortgage Loan as though such Mortgage Loan  continued to be an  Outstanding  Mortgage Loan  hereunder.
For  purposes  of  determining  the  amount of any Net  Liquidation  Proceeds,
Insurance  Proceeds or other  unscheduled  collections,  the Servicer may take into account  minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with such Mortgage Loan.

      In the  event  that  title to any  Mortgaged  Property  is  acquired  in foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate  of sale shall be issued to the  Indenture  Trustee,  which shall hold the same on behalf  of the  Issuer  in  accordance  with  Section  3.13 of the  Indenture.
Notwithstanding  any such acquisition of title and cancellation of the related
Mortgage Loan,  such Mortgaged  Property shall (except as otherwise  expressly provided  herein) be considered to be an outstanding  Mortgage Loan held as an asset  of the  Issuer  until  such  time  as  such  property  shall  be  sold.
Consistent with the foregoing for purposes of all calculations  hereunder,  so long as the related  Mortgage Loan shall be  considered  to be an  outstanding
Mortgage   Loan,   it  shall  be  assumed  that,   notwithstanding   that  the
indebtedness   evidenced  by  the  related   Mortgage  Note  shall  have  been
discharged,  such Mortgage Note in effect at the time of any such  acquisition of title before any adjustment  thereto by reason of any bankruptcy or similar proceeding or any  moratorium or similar waiver or grace period will remain in effect.

      Any proceeds from foreclosure  proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery resulting from a collection of Net Liquidation  Proceeds or Insurance
Proceeds,  shall be applied in the  following  order of  priority:  first,  to reimburse  the Servicer or the related  Subservicer  in  accordance  with this
Section  3.07;  second,  to pay the  Servicer or the related  Subservicer  all
Servicing Fees payable  therefrom;  third,  to pay accrued and unpaid interest on such Mortgage  Loan, at the Net Loan Rate to the Payment Date on which such amounts  are to be  deposited  in the Note  Payment  Account  or  Distribution
Account;  and fourth,  as a recovery of principal on such Mortgage  Loan.  Any remaining amount shall constitute Foreclosure Profits.

      In  the  event  that  the  Trust  acquires  any  Mortgaged  Property  as aforesaid or otherwise in connection  with a default or imminent  default on a
Mortgage  Loan,  the  Servicer  on behalf  the  Trust  shall  dispose  of such
Mortgaged  Property as soon as practicable,  giving due  consideration  to the interests of the Noteholders,  the Certificateholders and the Enhancer, but in
all cases within  three full years after the taxable  year of its  acquisition by the Trust for purposes of Section  860G(a)(8)  of the Code (or such shorter period as may be necessary  under  applicable  state  (including  any state in which such  property is located)  law to maintain the status of any REMIC as a
REMIC under  applicable state law and avoid taxes resulting from such property failing to be  foreclosure  property  under  applicable  state law) or, at the expense of the Trust,  request, more than 60 days before the day on which such grace period would otherwise  expire, an extension of such grace period unless the  Servicer  obtains  for the  Indenture  Trustee  an  Opinion  of  Counsel,
addressed to the  Indenture  Trustee,  the Enhancer and the  Servicer,  to the
effect that the holding by the Trust of such Mortgaged Property  subsequent to such  period  will not  result  in the  imposition  of  taxes  on  "prohibited transactions"  as defined  in  Section  860F of the Code or cause the Trust to fail to qualify as a REMIC (for  federal  (or any  applicable  State or local)
income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust may continue to hold such Mortgaged  Property (subject to any  conditions  contained in such Opinion of Counsel).  The Servicer shall be entitled to be reimbursed  from the Custodial  Account for any costs  incurred
in  obtaining   such  Opinion  of  Counsel,   as  provided  in  Section  3.03.
Notwithstanding  any other provision of this Agreement,  no Mortgaged Property acquired  by the Trust  shall be rented (or  allowed to continue to be rented)
or  otherwise  used by or on behalf of the Trust in such a manner or  pursuant to any terms that would (i) cause such  Mortgaged  Property to fail to qualify as  "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the
Code or (ii) subject any REMIC to the  imposition of any federal  income taxes on the  income  earned  from  such  Mortgaged  Property,  including  any taxes imposed by reason of  Section  860G(c) of the Code,  unless the  Servicer  has agreed to indemnify  and hold harmless the Trust and the Enhancer with respect to the imposition of any such taxes.

Section 3.08      Issuer  and  Indenture  Trustee to  Cooperate.  On or before each Payment  Date,  the  Servicer  will notify the  Indenture  Trustee or the
Custodian,  with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding  Collection
Period.  Upon  receipt of payment  in full,  the  Servicer  is  authorized  to
execute,   pursuant  to  the  authorization  contained  in  Section  3.01,  an instrument of satisfaction  regarding the related  Mortgage,  which instrument of  satisfaction  shall be recorded by the Servicer if required by  applicable law and be delivered to the Person  entitled  thereto and to cause the removal from the  registration on the MERS(R)System of such Mortgage.  It is understood and agreed that any expenses  incurred in connection  with such  instrument of satisfaction  or transfer  shall be reimbursed  from amounts  deposited in the
Custodial  Account.  From time to time and as appropriate for the servicing or foreclosure  of any Mortgage Loan,  the Custodian  shall,  upon request of the
Servicer  and  delivery  to the  Custodian,  with a copy to the  Issuer,  of a
Request for  Release,  in the form  attached  hereto as Exhibit C, signed by a
Servicing  Officer,  release or cause to be released the related Mortgage Note to the Servicer.  The Issuer or Indenture  Trustee shall promptly execute such documents,  in the forms  provided by the Servicer,  as shall be necessary for the  prosecution  of any such  proceedings  or the  taking of other  servicing actions.  Such trust  receipt  shall  obligate  the  Servicer  to return  such
Mortgage  Note to the  Custodian  (as specified in such receipt) when the need therefor by the Servicer no longer  exists,  unless the Mortgage Loan shall be liquidated,  in which  case,  upon  receipt of a  certificate  of a  Servicing
Officer similar to that specified above,  such trust receipt shall be released to the Servicer.

      In order to  facilitate  the  foreclosure  of the Mortgage  securing any
Mortgage  Loan  that  is in  default  following  recordation  of  the  related
Assignment  of Mortgage in  accordance  with the  provisions  of the  Purchase
Agreement,  the  Indenture  Trustee or the Issuer  shall,  if so  requested in writing by the Servicer,  promptly  execute an  appropriate  assignment in the form  provided by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall  unambiguously  indicate that the  assignment  is for the purpose of collection  only),  and, upon such assignment,  such assignee for collection  will  thereupon  bring all required actions in its own name and otherwise  enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation  Proceeds,  exclusive of Foreclosure
Profits,  received  with respect  thereto into the Custodial  Account.  In the event that all  delinquent  payments due under any such Mortgage Loan are paid by the  Mortgagor  and any other  defaults  are cured,  then the  assignee for collection  shall  promptly  reassign  such  Mortgage  Loan  to the  Indenture
Trustee  and return  all  Related  Documents  to the place  where the  related
Mortgage File was being maintained.

      In connection  with the Issuer's  obligation to cooperate as provided in this Section 3.08 and all other  provisions  of this  Agreement  requiring the
Issuer to  authorize  or permit any  actions  to be taken with  respect to the
Mortgage Loans,  the Indenture  Trustee,  as pledgee of the Mortgage Loans and as assignee of record of the Mortgage  Loans on behalf of the Issuer  pursuant to Section 3.13 of the Indenture,  expressly  agrees, on behalf of the Issuer, to take all such  actions on behalf of the Issuer and to promptly  execute and return all  instruments  reasonably  required by the  Servicer  in  connection therewith;  provided,  that  if  the  Servicer  requests  a  signature  of the
Indenture  Trustee,  on behalf of the Issuer,  then the Servicer shall deliver to the Indenture Trustee an Officer's  Certificate stating that such signature is necessary or  appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.09      Servicing  Compensation;  Payment  of Certain  Expenses  by
Servicer.  The  Servicer  shall be entitled to receive  the  Servicing  Fee in accordance  with Section 3.03 as  compensation  for its services in connection with servicing the Mortgage  Loans.  Moreover,  late payment charges and other receipts not required to be  deposited in the  Custodial  Account as specified in Section  3.02 shall be retained by the  Servicer  as  additional  servicing compensation.  The Servicer shall be required to pay all expenses  incurred by it in  connection  with its  activities  hereunder  (including  payment of all other fees and expenses not expressly  stated  hereunder to be for the account of the  Securityholders),  including  the  fees  and  expenses  of  the  Owner
Trustee,  Indenture  Trustee and the  Custodian,  and shall not be entitled to reimbursement therefor.

Section 3.10      Annual Statement as to Compliance.

(a)   The Servicer will deliver to the Depositor,  the Credit Enhancer and the
            Indenture  Trustee  on or before  the  earlier  of (a) March 31 of each year or (b) with  respect to any  calendar  year during which the  Depositor's  annual  report  on Form 10-K is  required  to be filed  in  accordance  with the  Exchange  Act and the  rules  and regulations  of the  Commission,  the  date on  which  the  annual report on Form 10-K is  required  to be filed in  accordance  with the Exchange Act and the rules and  regulations of the Commission,
            a  servicer  compliance  certificate,   signed  by  an  authorized
            officer of the  Servicer,  as described in Item 1123 of Regulation
            AB, to the effect that:

            (i)   A review of the Servicer's activities during the reporting period and of its performance under this Servicing Agreement has been made under such officer's supervision; and

            (ii)  To the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this
Servicing Agreement in all materials respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

            The Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

(b)   The  Servicer  shall  deliver to the Issuer and the  Indenture  Trustee, with a copy  to  the  Enhancer,  promptly  after  having  obtained knowledge  thereof,  but in no event later than five Business Days thereafter,  written  notice by means of an Officer's  Certificate of any event  which with the giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11      Annual  Independent  Public  Accountants'  Servicing Report.
On or before the  earlier of (a) March 31 of each year or (b) with  respect to any calendar year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  the  date on  which  the  annual  report  is required to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  the Servicer at its expense shall cause a firm of  independent  public  accountants,  which shall be members of the  American
Institute  of  Certified  Public  Accountants,  to  furnish  a  report  to the
Depositor  and the  Indenture  Trustee  the  attestation  required  under Item
1122(b) of Regulation  AB. In rendering  such  statement,  such firm may rely, as to matters  relating to the direct servicing of Home Loans by Subservicers, upon comparable  statements for examinations  conducted by independent  public accountants  substantially  in accordance  with  standards  established by the
American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12      Access to Certain  Documentation and Information  Regarding
the Mortgage Loans.  Whenever required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee,  reasonable access to the  documentation  regarding  the  Mortgage  Loans.  Such access  shall be afforded  without charge,  but only upon reasonable  request and during normal business  hours at the offices of the  Servicer.  Nothing in this Section 3.12 shall  derogate from the  obligation of the Servicer to observe any applicable law  prohibiting  disclosure  of  information  regarding  Mortgagors,  and the failure of the Servicer to provide  access as provided in this Section 3.12 as a result of such  obligation  shall not  constitute  a breach of this  Section
3.12.

Section 3.13      Maintenance of Certain  Servicing  Insurance  Policies.  The
Servicer shall, during the term of its service as servicer,  maintain in force and  effect  (i) a  policy  or  policies  of  insurance  covering  errors  and omissions in the  performance  of its  obligations  as Servicer  hereunder and
(ii) a fidelity  bond in respect of its  officers,  employees or agents.  Each such  policy or  policies  and  fidelity  bond shall be at least  equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  for Persons  performing  servicing for mortgage  loans  purchased by such entity.

Section 3.14      Information  Required by the Internal  Revenue  Service and
Reports of Foreclosures and Abandonments of Mortgaged  Property.  The Servicer
shall  prepare and deliver all  federal  and state  information  reports  with respect to the  Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws. In particular,  with respect to the  requirement under  Section  6050J  of  the  Code  to  the  effect  that  the  Servicer  or
Subservicer  shall  make  reports  of  foreclosures  and  abandonments  of any
mortgaged   property  for  each  year  beginning  in  2005,  the  Servicer  or
Subservicer shall file reports relating to each instance  occurring during the previous  calendar  year in which the  Servicer  (a) on behalf of the  Issuer, acquired an interest in any Mortgaged  Property  through  foreclosure or other comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or
(b)  knew  or had  reason  to  know  that  any  Mortgaged  Property  had  been abandoned.  The reports from the Servicer or Subservicer  shall be in form and substance  sufficient  to meet the reporting  requirements  imposed by Section
6050J and Section 6050H (reports  relating to mortgage  interest  received) of the Code.

Section 3.15      Optional Repurchase or Transfer of Mortgage Loans.

(a)   Notwithstanding  any  provision  in Section  3.07 to the  contrary,  the
            Servicer,   at  its  option  and  in  its  sole  discretion,   may
            repurchase  any Mortgage  Loan that is  delinquent in payment by a period of ninety  (90)  days or  longer  for a price  equal to the
            Repurchase  Price,  provided that any such repurchase  shall occur only during the 60-day  period  commencing on the first day of the next calendar month.

(b)   The Servicer  shall  repurchase  any Mortgage  Loan for a price equal to the  Repurchase  Price (i) if the related  Mortgage did not have a
            Lien  senior to it as of the  related  Cut-Off  Date,  and, at the request of the related  Mortgagor,  the Servicer at its option and in its sole  discretion  agrees to the  placement of a Lien on the related  Mortgaged  Property  senior to that of such  Mortgage  or
            (ii) at the request of the Mortgagor,  the Servicer  agrees to the refinancing  of the Lien  senior to that of the  related  Mortgage resulting  in a CLTV  that does not  satisfy  the  conditions  set forth in Section 3.01(a) herein.

(c)   Subject to the  conditions set forth below,  the Servicer,  upon receipt of written notice and direction  from the Issuer,  shall cause the retransfer  of Mortgage  Loans from the Trust Estate to the Issuer as of the  close of  business  on a Payment  Date  (the  "Transfer
            Date").  On the fifth  Business Day (the  "Transfer  Notice Date")
            prior  to  the  Transfer  Date  designated  in  such  notice,  the
            Servicer  shall give the Indenture  Trustee,  the Rating  Agencies and  the  Enhancer  a  notice  of  the  proposed  retransfer  that contains a list of the Mortgage  Loans to be  retransferred.  Such
            retransfers   of   Mortgage   Loans   shall  be   permitted   upon
            satisfaction of the following conditions:

(i)   On the Transfer Date, the Overcollateralization Amount (after giving effect to the removal from the Trust Estate of the Mortgage Loans proposed to be retransferred) will equal or exceed the
      Overcollateralization Target Amount;

(ii)  On or before the Transfer Date, the Servicer shall have delivered to the Indenture Trustee a revised Mortgage Loan Schedule showing that the
      Mortgages Loans transferred to the Certificateholders are no longer owned by the Trust Estate;

(iii) The Servicer shall represent and warrant that the Mortgage Loans to be removed from the Trust Estate were selected at random and the Servicer shall have received the consent of the Enhancer as to the selection of the particular Mortgage Loans to be removed; and

(iv)  The Servicer shall have delivered to the Indenture Trustee and the
      Enhancer an officer's certificate certifying that the items set forth in subparagraphs (i) through (v), inclusive, have been performed or are true and correct, as the case may be.  The Indenture Trustee may conclusively rely on such officer's certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

      The  Servicer  shall not be permitted  to effect the  retransfer  of any
Mortgage Loan except under the  conditions  specified  above.  Upon  receiving the  requisite  notice and  direction  from the  Issuer,  the  Servicer  shall perform in a timely  manner  those acts  required of it, as  specified  above.
Upon satisfaction of the above conditions,  on the Transfer Date the Indenture
Trustee  shall  deliver,  or cause to be  delivered,  to the  Issuer a written itemization  of each  Mortgage  Loan  being  transferred,  together  with  the
Mortgage File for each such  Mortgage  Loan,  and the Indenture  Trustee shall execute  and  deliver  to the  Issuer or its  designee  such  other  documents prepared by the Servicer as shall be  reasonably  necessary  to transfer  such
Mortgage  Loans to the  Certificateholders.  Any such  transfer  of the  Trust
Estate's  right,  title and interest in and to Mortgage Loans shall be without recourse,  representation  or warranty by or of the  Indenture  Trustee or the
Trust Estate to the Issuer or its designee.

Section 3.16      Hedge Agreement.

            In  the  event  that  the  Hedge  Agreement,  or  any  replacement thereof,  terminates prior to the Payment Date in December 2011, the Servicer, but at no expense to the  Servicer,  the Issuer or the Indenture  Trustee,  on
behalf of the  Indenture  Trustee,  to the extent that the  termination  value under the Hedge  Agreement  is  sufficient  therefor and only to the extent of the termination payment received from the Hedge Counterparty,  shall (i) cause a new hedge  counterparty to assume the  obligations of such terminated  hedge counterparty  or (ii)  cause a new  hedge  counterparty  to  enter  into a new interest  rate  hedge  agreement  with the  Trust  Fund  having  substantially similar terms as those set forth in the terminated hedge agreement.

Section 3.17      Reserved

Section 3.18      Pre-Funding Accounts.

      (a)   No later  than the  Closing  Date,  the  Indenture  Trustee  shall establish  and  maintain  on  behalf of itself  one or more  segregated  trust accounts,  which  shall be  Eligible  Accounts,  titled  "Group I  Pre-Funding
Account,  The Bank of New York Trust Company,  N.A., as Indenture  Trustee for
GMACM Home Equity Loan Trust  2006-HE5"  (the "Group I  Pre-Funding  Account")
and one or more segregated trust accounts,  which shall be Eligible  Accounts, titled  "Group II  Pre-Funding  Account,  The Bank of New York Trust  Company,
N.A.,  as Indenture  Trustee for GMACM Home Equity Loan Trust  2006-HE5"  (the
"Group  II  Pre-funding  Account").  Notwithstanding  anything  herein  to the contrary,  the  Pre-Funding  Accounts  shall not be an asset of any REMIC.  To the  extent  that the  Pre-Funding  Accounts  constitute  a  reserve  fund for federal  income tax  purposes,  (1) they shall be an outside  reserve fund and not an asset any REMIC,  (2) they  shall be owned by GMACM,  as Seller and (3)
amounts transferred any REMIC to the Pre-Funding  Accounts shall be treated as transferred to GMACM, as Seller,  or any successor,  all within the meaning of
Section  1.860G-2(h) of the Treasury  Regulations.  On the Closing Date, GMACM
shall  deposit  into the  Pre-Funding  Accounts an amount equal to the related
Original  Pre-Funded  Amount from the proceeds of the sale of the  Securities.
On each  Subsequent  Transfer  Date, the Servicer shall instruct the Indenture
Trustee in writing to withdraw from the Group I Pre-Funding  Account an amount equal to the aggregate  Principal Balance as of the related Subsequent Cut-Off
Date of the  Subsequent  Mortgage Loans relating to Loan Group I to be sold to the  Trust on such  Subsequent  Transfer  Date  and  purchased  with  funds on deposit in the Group I Pre-Funding  Account, and to pay such amount to or upon the  order of GMACM  upon  satisfaction  of the  conditions  set forth in this
Agreement,  in the Purchase Agreement and in the related  Subsequent  Transfer
Agreement  with  respect  thereto.  On  each  Subsequent  Transfer  Date,  the
Servicer shall instruct the Indenture  Trustee in writing to withdraw from the
Group II  Pre-Funding  Account  an  amount  equal to the  aggregate  Principal
Balance as of the related Subsequent  Cut-Off Date of the Subsequent  Mortgage
Loans  relating  to Loan  Group II to be sold to the Trust on such  Subsequent
Transfer Date and purchased with funds on deposit in the Group II  Pre-Funding
Account,  and  to  pay  such  amount  to or  upon  the  order  of  GMACM  upon satisfaction  of the conditions set forth in this  Agreement,  in the Purchase
Agreement  and in the  related  Subsequent  Transfer  Agreement  with  respect thereto.

      (b)   If the  Pre-Funded  Amount in the Group I Pre-Funding  Account has
not  been  reduced  to zero at the  close of  business  on the last day of the
Pre-Funding  Period,  after giving effect to any withdrawal  therefrom on such day, any remaining  Pre-Funded Amount in the Group I Pre-Funding Account shall be  deposited  in  the  Note  Payment  Account  and  applied  as  a  principal distribution on the Class I-A-1 Notes on the next  succeeding  Payment Date in accordance  with the terms of the Indenture.  If the Pre-Funded  Amount in the
Group II  Pre Funding  Account  has not been  reduced  to zero at the close of business on the last day of the  Pre Funding  Period,  after giving  effect to any withdrawal  therefrom on such day, any remaining  Pre Funded Amount in the
Group II  Pre-Funding  Account shall be deposited in the Note Payment  Account and applied as a principal  distribution  on the Class II-A-1 and Class II-A-2
Notes on the next succeeding  Payment Date in accordance with the terms of the
Indenture.

      (c)   The   Servicer   may  cause  the   institution   maintaining   the
Pre-Funding  Accounts  to invest any funds  therein in  Permitted  Investments having a maturity  of up to 90 days or  maturing or  otherwise  available  not later than the Business Day preceding the related  Payment Date on which funds
are  scheduled  to  be  withdrawn  to  purchase   Subsequent  Mortgage  Loans;
provided,  that any investment in an obligation of the institution  with which the  Pre-Funding  Accounts is  maintained  may mature on or before 10:30 a.m.,
New York time,  on such  Payment  Date;  and  provided  further,  that no such investment  may be sold or  disposed of prior to  maturity.  In  addition,  no such  Permitted  Investment  shall be  purchased  at a price in excess of par.
Notwithstanding  the  foregoing,  in the event  investment  earnings  have not matured on any Payment Date,  the amount of such  earnings  accrued as of such
Payment  Date shall be advanced  by the  Servicer  for  deposit  into the Note
Payment  Account  (which advance shall be reimbursed to the Servicer from such investment  earnings at maturity).  At any time when the Indenture  Trustee is maintaining  the Pre-Funding  Accounts,  any request by the Servicer to invest funds on deposit  therein  shall be in  writing,  delivered  to the  Indenture
Trustee at or before 10:30 a.m.,  New York time,  if such  investment is to be made on such day. The Servicer  shall  certify that the  requested  investment is a Permitted  Investment  maturing at or prior to the time required  hereby.
Any such investment  shall be registered in the name of the Indenture  Trustee or its nominee,  and to the extent that any such  investment is  certificated, such  investment  shall  be  maintained  with  the  Indenture  Trustee  at its
Corporate  Trust  Office.  All net income or other gain received from any such investment  shall be deposited  into or credited to the Note Payment  Account, and  may  be  withdrawn  therefrom  in  accordance  with  Section 3.05  of the
Indenture.  In no  event  shall  the  Indenture  Trustee  be  liable  for  any investment  losses  on  Permitted  Investments  held  in or  credited  to  the
Pre-Funding  Accounts,  provided that such  investments are made in accordance with the  provisions of this  Agreement  and the Indenture  Trustee is not the obligor under the Permitted Investment.

Section 3.19      Capitalized Interest Accounts.

      (a)   No later  than the  Closing  Date,  the  Indenture  Trustee  shall establish  and  maintain  on  behalf of itself  one or more  segregated  trust accounts,  which  shall be  Eligible  Accounts,  titled  "Group I  Capitalized
Interest  Account,  The Bank of New York Trust  Company,  N.A.,  as  Indenture
Trustee for GMACM Home Equity Loan Trust  2006-HE5"  (the "Group I Capitalized
Interest  Account") and one or more segregated trust accounts,  which shall be
Eligible Accounts,  titled "Group II Capitalized Interest Account, The Bank of
New York Trust Company,  N.A., as Indenture Trustee for GMACM Home Equity Loan
Trust 2006-HE5" (the "Group II Capitalized  Interest Account").  The Indenture
Trustee  shall,  promptly  upon  receipt,  deposit in the Group I  Capitalized
Interest  Account and retain  therein  the  Interest  Coverage  Amount for the
Group I Loans and  deposit in the Group II  Capitalized  Interest  Account and retain  therein  the  Interest  Coverage  Amount  for  the  Group  II  Loans .
Notwithstanding  anything  herein to the contrary,  the  Capitalized  Interest
Accounts  shall  not  be an  asset  of  any  REMIC.  To the  extent  that  the
Capitalized  Interest  Accounts  constitute a reserve fund for federal  income tax  purposes,  (1) it shall be an outside  reserve  fund and not an asset any
REMIC,  (2) it shall be owned by GMACM, as Seller and (3) amounts  transferred
any  REMIC  to  the  Capitalized   Interest   Accounts  shall  be  treated  as
transferred to GMACM, as Seller,  or any successor,  all within the meaning of
Section  1.860G-2(h)  of the Treasury  Regulations.  If the Indenture  Trustee
shall not have  received an  investment  direction  from GMACM,  the Indenture
Trustee shall invest funds on deposit in the Capitalized  Interest Accounts in
Permitted  Investments  of the kind  described in clause (v) of the definition of  Permitted  Investments  having  a  maturity  date no  later  than the next succeeding  Payment Date. In addition,  no such Permitted  Investment shall be purchased  at a price in excess of par.  The  Servicer  shall be  entitled  to retain any  investment  earnings  on  amounts  on  deposit in the  Capitalized
Interest  Accounts and shall deposit into the  Capitalized  Interest  Accounts the  amount  of any  net  loss  incurred  in  respect  of any  such  Permitted
Investment  immediately  upon  realization  of such loss  without any right of reimbursement  therefor.  The Servicer  shall be the owner of the  Capitalized
Interest  Accounts  and shall report all items of income,  deduction,  gain or loss  arising  therefrom.  In no event shall the  Indenture  Trustee be liable for any investment losses on Permitted  Investments held in or credited to the
Capitalized  Interest  Accounts,  provided that such  investments  are made in accordance with the provisions of this Agreement and the Indenture  Trustee is not the obligor under the Permitted Investment.

      (b)   On each  Payment  Date  during the  Pre-Funding  Period and on the
Payment  Date  immediately  after  the  end of  the  Pre-Funding  Period,  the
Indenture  Trustee,  at the written direction of the Servicer,  shall withdraw from the  Group I  Capitalized  Interest  Account  and  deposit  into the Note
Payment  Account an amount equal to the Capitalized  Interest  Requirement for the Group I Loans for such  Payment  Date.  On each  Payment  Date  during the
Pre-Funding  Period and on the Payment Date  immediately  after the end of the
Pre-Funding  Period,  the Indenture  Trustee,  at the written direction of the
Servicer,  shall withdraw from the Group II Capitalized  Interest  Account and deposit  into the Note  Payment  Account  an amount  equal to the  Capitalized
Interest Requirement for the Group II Loans for such Payment Date.

      (c)   In connection with each Subsequent  Transfer Date occurring in the
Pre-Funding Period, the Servicer,  at its option, may recalculate the Interest
Coverage Amount for each Loan Group and shall notify the Indenture  Trustee of such  calculation  taking  into  account the amount  remaining  in the related
Pre-Funding  Account  following the sale of Subsequent  Mortgage  Loans to the
Trust on such date. The recomputed  related Interest  Coverage Amount shall be not  less  than  the  amount  necessary  to  cover  the  Capitalized  Interest
Requirement for the related Loan Group for each remaining  Payment Date in the
Pre-Funding  Period.  On  any  such  Subsequent  Transfer  Date,  GMACM  shall instruct  in  writing  the  Indenture  Trustee  to pay to it from funds in the related  Capitalized  Interest  Account  the  excess of the  amount on deposit therein  over the  recomputed  Interest  Coverage  Amount for the related Loan
Group notified to the Indenture Trustee.

      (d)   Upon the  earlier of (i)  termination  of the Trust  Agreement  in accordance with  Section 8.01  thereof and (ii) the Payment Date following the end  of the  Pre-Funding  Period,  any  amount  remaining  on  deposit  in the
Capitalized  Interest Accounts shall be withdrawn by the Indenture Trustee and paid to GMACM.

Section 3.20      Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
Modification Agreements; Certain Assignments.

(a)   When any Mortgaged  Property is conveyed by the Mortgagor,  the Servicer
            or   Subservicer,   to  the  extent  it  has   knowledge  of  such
            conveyance,  shall enforce any due-on-sale clause contained in any
            Mortgage  Note  or  Mortgage,   to  the  extent   permitted  under
            applicable  law  and  governmental  regulations,  but  only to the
            extent  that  such   enforcement  will  not  adversely  affect  or
            jeopardize   coverage   under  any  Required   Insurance   Policy.
            Notwithstanding the foregoing:

(i)   the Servicer shall not be deemed to be in default under this Section
      3.20(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

(ii)  if the Servicer determines that it is reasonably likely that any
      Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)   Subject to the Servicer's duty to enforce any due-on-sale  clause to the extent  set  forth  in  Section  3.20(a),  in any  case in which a
            Mortgaged  Property is to be conveyed to a Person by a  Mortgagor, and such  Person is to enter into an  assumption  or  modification agreement or  supplement  to the Mortgage  Note or Mortgage  which requires  the  signature  of  the  Indenture  Trustee,  or  if  an instrument of release signed by the Indenture  Trustee is required releasing the Mortgagor  from  liability on the Mortgage Loan, the
            Servicer  is  authorized,  subject  to  the  requirements  of  the sentence next following,  to execute and deliver, on behalf of the
            Indenture  Trustee,  the  assumption  agreement with the Person to
            whom  the   Mortgaged   Property  is  to  be  conveyed   and  such
            modification  agreement  or  supplement  to the  Mortgage  Note or
            Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage  Note or Mortgage or otherwise to comply with any applicable  laws  regarding  assumptions or the transfer  of the  Mortgaged  Property  to  such  Person  provided, however,  none of such  terms and  requirements  shall  either (i)
            both (A)  constitute  a  "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan  under the REMIC
            Provisions  and (B) cause any REMIC to fail to  qualify as a REMIC
            under  the  Code,   or  (subject   to  Section   11.01(f)  of  the
            Indenture),  result in the  imposition  of any tax on  "prohibited
            transactions"  or  (ii)  constitute   "contributions"   after  the
            start-up  date  under the REMIC  Provisions.  The  Servicer  shall
            execute  and  deliver  such   documents   only  if  it  reasonably
            determines  that (i) its execution  and delivery  thereof will not conflict with or violate any terms of this  Agreement or cause the
            unpaid   balance  and  interest  on  the   Mortgage   Loan  to  be
            uncollectible  in whole or in part, (ii) any required  consents of insurers under any Required  Insurance Policies have been obtained and (iii)  subsequent to the closing of the transaction  involving
            the  assumption  or  transfer  (A)  such   transaction   will  not
            adversely  affect  the  coverage  under  any  Required   Insurance
            Policies,  (B) the  Mortgage  Loan will  fully  amortize  over the remaining term thereof,  (C) no material term of the Mortgage Loan
            (including  the  interest  rate  on the  Mortgage  Loan)  will  be altered nor will the term of the Mortgage  Loan be changed and (D)
            if  the  seller/transferor  of  the  Mortgaged  Property  is to be released from  liability on the Mortgage  Loan,  such release will
            not  (based  on  the  Servicer's  or   Subservicer's   good  faith
            determination)   adversely  affect  the   collectability   of  the
            Mortgage Loan. Upon receipt of appropriate  instructions  from the
            Servicer in accordance with the foregoing,  the Indenture  Trustee shall execute any  necessary  instruments  for such  assumption or
            substitution   of   liability   as  directed  in  writing  by  the
            Servicer.  Upon the closing of the  transactions  contemplated  by such  documents,  the Servicer  shall cause the  originals or true and correct  copies of the assumption  agreement,  the release (if any),  or the  modification  or supplement to the Mortgage Note or
            Mortgage  to  be  delivered  to  the  Indenture   Trustee  or  the
            Custodian and  deposited  with the Mortgage File for such Mortgage
            Loan.   Any  fee   collected  by  the  Servicer  or  such  related
            Subservicer  for entering into an assumption  or  substitution  of liability  agreement  will be  retained  by the  Servicer  or such
            Subservicer as additional servicing compensation.

Section 3.21      Advance Facility.

(a)   The  Servicer  is  hereby  authorized  to enter  into any  facility  (an
            "Advance  Facility") with any Person (any such Person, an "Advance
            Facility Counterparty"),  without the consent of any party to this
            Agreement or the  Enhancer,  which  provides that the Servicer may pledge or sell its rights to  receive  reimbursement  of  Servicer
            Advances  pursuant  to  this  Agreement  ("Advance   Reimbursement
            Rights") pursuant to credit facilities,  repurchase facilities, or similar  facilities  providing  liquidity  for the  funding of the
            Servicer  Advances,   including  facilities  providing  that  such
            Advance  Facility  Counterparty  may make all or a portion  of the
            Servicer  Advances.  Notwithstanding  the existence of any Advance
            Facility under which an Advance  Facility  Counterparty  agrees to fund  Servicer  Advances on the  Servicer's  behalf,  the Servicer shall  remain  obligated  pursuant to this  Agreement  to make any
            Servicer Advances as required by this Agreement,  and shall not be relieved of such obligations by virtue of such Advance Facility.

(b)   If the Servicer enters into an Advance  Facility,  and for so long as an
            Advance   Facility   Counterparty   remains  entitled  to  receive
            reimbursement  for any Servicer Advances  ("Advance  Reimbursement
            Amount"),   then  the  Servicer   shall   identify   such  Advance
            Reimbursement   Amount   as   received,   consistently   with  the
            reimbursement   rights  set  forth  in   Sections   3.03  of  this
            Agreement,  and shall remit such Advance  Reimbursement  Amount in
            accordance  with  the   documentation   establishing  the  Advance
            Facility to such Advance  Facility  Counterparty  or to a trustee, agent or custodian (an "Advance Facility  Trustee")  designated by
            such   Advance   Facility   Counterparty.    Notwithstanding   the
            foregoing,  if so  required  pursuant  to the terms of the Advance
            Facility,  the Servicer may withdraw from the Custodial Account or direct the Indenture Trustee to withdraw,  as applicable,  and the
            Servicer  shall,  or if so  directed,  the  Indenture  Trustee  is hereby  authorized  to  and  shall  pay to  the  Advance  Facility
            Counterparty   or  the  Advance   Facility   Trustee  the  Advance
            Reimbursement   Amount   identified   pursuant  to  the  preceding
            sentence.

(c)   The Advance  Reimbursement  Amount  shall  consist  solely of amounts in respect of Servicer  Advances  made with  respect to the  Mortgage
            Loans for which  the  Servicer  would be  permitted  to  reimburse itself in accordance  with this  Agreement,  assuming the Servicer
            had   made   the   related   Servicer   Advances.    Any   Advance
            Reimbursement  Amount  that  the  Servicer,  in  its  capacity  as
            Servicer,  is  entitled  to be  paid  shall  not  be  included  in distributions  to Noteholders.  An Advance  Facility  Counterparty
            whose  obligations are limited to the making of Servicer  Advances will not be deemed to be a Subservicer  under this Agreement or be required to meet the criteria for  qualification  as a Subservicer under this Agreement.

(d)   Any  Advance   Reimbursement  Amount  allocated  to  reimburse  Servicer
            Advances made with respect to any  particular  Mortgage Loan shall be allocated to the  reimbursement  of the  unreimbursed  Servicer
            Advances  made with respect to that  Mortgage Loan on a "first-in, first out"  ("FIFO")  basis,  such that the Advance  Reimbursement
            Amount  shall be applied to  reimburse  the  Servicer  Advance for that Mortgage Loan that was disbursed  earliest in time first, and to reimburse the Servicer  Advance for that Mortgage Loan that was disbursed  latest in time,  last.  The Servicer  shall  provide to the related  Advance  Facility  Counterparty  or Advance  Facility
            Trustee  loan-by-loan  information  with  respect to each  Advance
            Reimbursement   Amount   remitted   to   such   Advance   Facility
            Counterparty or Advance  Facility  Trustee,  to enable the Advance
            Facility  Counterparty  or  Advance  Facility  Trustee to make the
            FIFO  allocation  of each such Advance  Reimbursement  Amount with respect to each Mortgage Loan.

(e)   Upon request of the Servicer,  the Indenture  Trustee  agrees to execute
            such   acknowledgments,    certificates,   and   other   documents
            recognizing the interests of any Advance Facility  Counterparty in such Advance  Reimbursement Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

(f)   The  Indenture  Trustee  shall not, as a result of the  existence of any
            Advance  Facility,  have any duty or liability with respect to the calculation  of any  Advance  Reimbursement  Amount  nor  have any responsibility  to  track or  monitor  the  administration  of the
            Advance Facility.

ARTICLE IV

                            Servicing Certificate

Section 4.01      Statements to Securityholders.

(a)   With respect to each Payment  Date,  on the Business Day  following  the related  Determination  Date,  the Servicer  shall  forward to the
            Indenture  Trustee and the Indenture  Trustee  pursuant to Section
            3.26 of the  Indenture  shall  forward or cause to be forwarded by
            mail   or   otherwise    make    available    electronically    at
            www.jpmorgan.com/sfr  to each Certificateholder,  Noteholder,  the
            Enhancer,  the  Depositor,  the  Owner  Trustee,  the  Certificate
            Paying Agent and each Rating  Agency,  a statement  setting  forth the following information (the "Servicing  Certificate") as to the
            Notes and Certificates, to the extent applicable:

(i)   the applicable Record Date, Determination Date and Payment Date;

(ii)  the aggregate amount of payments received with respect to the Mortgage
      Loans in each Loan Group, including prepayment amounts;

(iii) the Servicing Fee payable to the Servicer;

(iv)  the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)   the aggregate amount of (a) Interest Collections for each Loan Group,
      (b) Principal Collections for each Loan Group, (c) Substitution
      Adjustment Amounts for each Loan Group and (d) Excess Spread, for the related Collection Period;

(vi)  the amount paid as principal to the Noteholders;

(vii) the amount paid as interest to the Noteholders, the amount of any
      Interest Carryforward Amount and the amount of any Relief Act
      Shortfalls for the related Payment Date;

(viii)      the aggregate amount of interest remaining unpaid for each Loan
      Group, if any, for each of the Notes, after giving effect to the payments made on such Payment Date;

(ix)  each Policy Draw Amount, if any, for such Payment Date, the aggregate amount of prior draws on the Policy thereunder not yet reimbursed the amount paid to the Credit Enhancer in reimbursement for prior draws;

(x)   the amount of such distribution as principal and interest to the
      Certificateholders of the Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Balance thereof;

(xi)  the aggregate Principal Balance of the Mortgage Loans in each Loan
      Group as of the end of the related Collection Period;

(xii) the number and aggregate Principal Balances of Mortgage Loans in each
      Loan Group (a) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-119 days, 120-149 days, 150-179 days and greater than 180 days, respectively, (b) the related Mortgaged Property of which has been foreclosed upon and (c) as to which the related
      Mortgaged Property has become REO Property, in each case as of the end of the related Collection Period; provided, however, that such information shall not be provided on the statements relating to the first Payment Date;

(xiii)      the number and aggregate Principal Balance of Mortgage Loans in each Loan Group repurchased pursuant to Section 3.15(a) herein during the related Collection Period;

(xiv) the Net WAC Rate for the related Collection Period;

(xv)  the aggregate Liquidation Loss Amounts, aggregate Group I Liquidation
      Loss Amount and aggregate Group II Liquidation Loss Amounts with respect to the related Collection Period, the amount distributed as principal to the related Noteholders in respect of Liquidation Loss
      Amounts and the aggregate of the Liquidation Loss Amounts aggregate
      Group I Liquidation Loss Amount and aggregate Group II Liquidation Loss
      Amounts (in all cases minus any related Subsequent Net Recovery
      Amounts) from all Collection Periods to date expressed as dollar amount and as a percentage of the aggregate Cut-Off Date Principal Balances of the Mortgage Loans;

(xvi) the aggregate Note Balance and the Certificate Balance after giving effect to the distribution of principal on such Payment Date;

(xvii)      the balance in each Pre-Funding Account and each Capitalized
      Interest Account, as of the end of the related Collection Period;

(xviii)     the Percentage Interest applicable to each of the Securities, after application of payments made on such Payment Date;

(xix) the amount, if any, of the Hedge Payments for such Distribution Date and any shortfall in amounts previously required to be paid under the
      Hedge Agreement for prior Distribution Dates;

(xx)  the Overcollateralization Amount, the Overcollateralization Amount for
      the Group I Loans and Overcollateralization Amount for the Group II
      Loans,  in all cases, as of the end of the related Collection Period;
      and

(xxi) the aggregate Principal Balance of Subsequent Mortgage Loans transferred to each Loan Group during the related Collection Period.
      In the case of information  furnished pursuant to clauses (vi) and (vii)
above,  the amounts shall be expressed as an aggregate  dollar amount per Note or Certificate,  as applicable,  with a $25,000 denomination per Note and with a denomination equal to a 100% Percentage Interest per Certificate.

      If a Servicing  Default  shall occur,  on the Business Day following the related  Determination  Date,  the  Servicer  shall  forward to the  Indenture
Trustee a statement to such  effect,  including  the nature of such  Servicing
Default.  The Indenture  Trustee,  pursuant to Section 3.26 of the  Indenture, shall  deliver  or cause to be  delivered  by mail to each  Certificateholder,
each  Noteholder,   the  Enhancer,  the  Depositor,  the  Owner  Trustee,  the
Certificate  Paying  Agent and each Rating  Agency,  notice of such  Servicing
Default,  including the nature thereof.  Such statement may be included in, or separate from, the regular statement made available to Securityholders.

      The Indenture  Trustee will make the Servicing  Certificate (and, at its
option,   any  additional   files   containing  the  same  information  in  an
alternative  format)  available  each  month  to  Securityholders,  and  other parties to this Agreement via the Indenture  Trustee's  internet website.  The
Indenture   Trustee's   internet   website  shall   initially  be  located  at
"www.jpmorgan.com/sfr."  Assistance  in using the  website  can be obtained by calling the  Indenture  Trustee's  customer  service  desk at (877)  722-1095.
Parties that are unable to use the above distribution  options are entitled to have a paper copy mailed to them via first class mail by calling the  customer service desk and indicating  such. The Indenture  Trustee shall have the right to change the way the statements to  Securityholders  are distributed in order to make such  distribution  more  convenient  or more  accessible to the above
parties  and  the  Indenture   Trustee  shall  provide   timely  and  adequate
notification  to all above parties  regarding any such changes.  The Indenture
Trustee  may  require  registration  and the  acceptance  of a  disclaimer  in connection with access to its website.

(b)   The  Servicer   shall  forward  to  the  Indenture   Trustee  any  other
            information   reasonably   requested  by  the  Indenture   Trustee
            necessary to make  distributions  pursuant to  Section 3.05 of the
            Indenture.  Prior to the close of  business  on the  Business  Day next  succeeding  each  Determination  Date,  the  Servicer  shall furnish a written  statement to the  Certificate  Paying Agent and
            the  Indenture   Trustee  setting  forth  the  aggregate   amounts
            required to be withdrawn from the Custodial  Account and deposited into the Note  Payment  Account  or  Distribution  Account  on the
            Business  Day  preceding  the  related  Payment  Date  pursuant to
            Section 3.03.  The  determination  by the Servicer of such amounts
            shall,   in  the  absence  of  obvious  error,  be  deemed  to  be
            presumptively  correct for all purposes  hereunder,  and the Owner
            Trustee and the  Indenture  Trustee  shall be protected in relying upon the same without any independent  check or  verification.  In addition,  upon the Issuer's written  request,  the Servicer shall promptly  furnish  such  information  reasonably  requested by the
            Issuer that is reasonably  available to the Servicer to enable the
            Issuer to perform  its  federal  and state  income  tax  reporting obligations.

Section 4.02      Tax Returns and 1934 Act Reports

(a)   The  Servicer  will act as the Tax Matters  Partner or the agent for the
            Tax  Matters  Partner  pursuant  to  the  Trust   Agreement.   The
            Servicer  agrees to perform the  obligations  of the  Servicer set forth in Section 5.03 of the Trust  Agreement.  The Servicer  will prepare  and file or cause to be  prepared  and  filed all tax and information returns of the Trust Estate.

(b)   The Servicer  shall,  on behalf of the  Depositor  and in respect of the
            Trust Estate,  sign and cause to be filed with the  Commission any periodic  reports required to be filed under the provisions of the
            Exchange  Act,  and the rules and  regulations  of the  Commission thereunder  including,  without limitation,  reports on Form 10-K,
            Form 10-D and Form 8-K. In  connection  with the  preparation  and filing of such  periodic  reports,  the  Indenture  Trustee  shall timely  provide to the Servicer (I) a list of  Securityholders  as shown on the Certificate  Register and the Note Register as of the
            end of each calendar year,  (II) copies  of all  pleadings,  other legal  process  and any other  documents  relating  to any claims, charges or complaints  involving the Indenture Trustee, as trustee hereunder,  or the Trust Estate that are received by the Indenture
            Trustee,   (III) notice   of  all  matters  that,  to  the  actual
            knowledge of a Responsible Officer of the Indenture Trustee,  have been submitted to a vote of the Securityholders,  other than those matters that have been submitted to a vote of the  Securityholders at the request of the Depositor or the Servicer,  and  (IV) notice of any failure of the Indenture  Trustee to make any  distribution to the  Securityholders  as required  pursuant to this  Agreement.
            The Indenture  Trustee  shall not have any liability  with respect to the  Servicer's  failure  to  properly  prepare  or  file  such periodic  reports and the  Servicer  shall not have any  liability with  respect to such  failure  resulting  from or relating to the
            Servicer's  inability  or failure to obtain  any  information  not
            resulting   from  the   Servicer's   own   negligence  or  willful
            misconduct.

(c)   Any Form 10-K filed with the Commission in connection with this Section
            4.03 shall include:

            (i)   A certification, signed by the senior officer in charge of the servicing functions of the Servicer, in the form attached as
      Exhibit E hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with
      Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

            (ii)  A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to
      mortgage-backed securities transactions taken as a whole involving the
      Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item 1122(a) of Regulation AB.  The Servicer shall obtain from all other parties participating in the servicing function any required certifications.

            (iii) With respect to each assessment report described
      immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in
      Regulation 1122(b) of Regulation AB and Section 3.11.

            (iv)  The servicer compliance certificate required to be
delivered pursuant Section 3.10.

(d)   In connection with the Form 10-K Certification, the Indenture Trustee shall provide the Servicer with a back-up certification
            substantially in the form attached hereto as Exhibit D-2.

(e)   This Section 4.03 may be amended in accordance with this Servicing
            Agreement without the consent of the Securityholders.

(f)   The Indenture Trustee shall make available on the Indenture Trustee's internet website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the
            Indenture Trustee.

ARTICLE V

                             Note Payment Account

Section 5.01      Note  Payment   Account.   The   Indenture   Trustee   shall
establish  and  maintain an Eligible  Account  entitled  "The Bank of New York
Trust  Company,   N.A.,  as  Indenture   Trustee,   for  the  benefit  of  the
Securityholders,  the Certificate  Paying Agent and the Enhancer,  pursuant to the Indenture,  dated as of November 29, 2006,  between GMACM Home Equity Loan
Trust  2006-HE5  and The Bank of New York  Trust  Company,  N.A."  (the  "Note
Payment  Account").  On each  Payment  Date,  amounts  on  deposit in the Note
Payment  Account shall be distributed  by the Indenture  Trustee in accordance with  Section  3.05 of the  Indenture.  Amounts on deposit in the Note Payment
Account  will remain  uninvested  and all benefit  therefrom  shall be for the benefit of the Indenture Trustee.

ARTICLE VI

                                 The Servicer

Section 6.01      Liability of the Servicer.  The Servicer  shall be liable in accordance  herewith  only  to  the  extent  of the  obligations  specifically imposed upon and undertaken by the Servicer herein.

Section 6.02      Merger  or   Consolidation   of,  or   Assumption  of  the
Obligations  of, the  Servicer.  Any Person  into  which the  Servicer  may be merged  or  converted  or with  which it may be  consolidated,  or any  Person resulting from any merger,  conversion or  consolidation to which the Servicer shall be a party,  or any Person  succeeding  to the business of the Servicer, shall be the  successor of the Servicer  hereunder,  without the  execution or filing  of any  paper or any  further  act on the  part of any of the  parties hereto, anything herein to the contrary notwithstanding.

      The  Servicer  may  assign  its  rights  and  delegate  its  duties  and obligations  under this Agreement;  provided,  that the Person  accepting such assignment  or  delegation  shall be a Person  qualified  to service  mortgage loans,  is  reasonably  satisfactory  to the  Enhancer  (provided,  that  such consent  to  assignment  may not be  unreasonably  withheld),  is  willing  to service the  Mortgage  Loans and  executes  and delivers to the Issuer (with a copy  to  the  Enhancer)  an  agreement,  in  form  and  substance  reasonably satisfactory  to the  Enhancer,  that contains an assumption by such Person of the  due  and  punctual  performance  and  observance  of  each  covenant  and condition to be performed  or observed by the Servicer  under this  Agreement;
and  provided  further,  that no Rating  Event  will occur as a result of such assignment  and  delegation (as evidenced by a letter to such effect from each
Rating  Agency),  if  determined  without  regard to the Policy;  and provided further,  that the Owner  Trustee  shall  receive an Opinion of Counsel to the effect that such  assignment or delegation will not result in an Adverse REMIC
Event.

Section 6.03      Limitation   on   Liability  of  the  Servicer  and  Others.
Neither the  Servicer  nor any of the  directors  or officers or  employees or agents of the Servicer  shall be under any liability to the Issuer,  the Owner
Trustee,  the Indenture Trustee or the Securityholders for any action taken or for  refraining  from the taking of any action in good faith  pursuant to this
Agreement;  provided,  however,  that this  provision  shall not  protect  the
Servicer or any such Person  against any  liability  that would  otherwise  be imposed by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance  of its  duties  hereunder  or by reason  of its  reckless disregard  of its  obligations  and duties  hereunder.  The  Servicer  and any director  or officer or  employee  or agent of the  Servicer  may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person respecting any matters arising  hereunder.  The Servicer and any director,  officer,  employee or agent of the Servicer shall be indemnified by the Issuer and held harmless  against any loss,  liability or expense incurred in  connection  with  any  legal  action  relating  to this  Agreement  or the
Securities,  including  any amount paid to the Owner  Trustee or the Indenture
Trustee  pursuant  to  Section  6.06(b),  other  than any loss,  liability  or expense  related to any specific  Mortgage  Loan or Mortgage  Loans (except as any such loss, liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement) and any loss,  liability or expense  incurred by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of
its  duties  hereunder  or  by  reason  of  its  reckless   disregard  of  its
obligations  and  duties  hereunder.  The  Servicer  shall  not be  under  any obligation  to appear in,  prosecute  or defend any legal  action  that is not incidental  to its duties to service the  Mortgage  Loans in  accordance  with this  Agreement,  and that in its  opinion  may  involve it in any  expense or liability;  provided,  however,  that the Servicer may in its sole  discretion undertake  any such action that it may deem  necessary or desirable in respect of this  Agreement,  the  rights  and  duties of the  parties  hereto  and the interests  of  the  Securityholders.  In  such  event,  the  reasonable  legal expenses and costs of such action and any liability  resulting therefrom shall be expenses,  costs and  liabilities of the Issuer,  and the Servicer shall be entitled to be  reimbursed  therefor.  The  Servicer's  right to  indemnity or reimbursement  pursuant to this Section 6.03 shall survive any  resignation or termination  of the Servicer  pursuant to Section 6.04 or 7.01 with respect to any losses,  expenses,  costs or liabilities arising prior to such resignation
or   termination   (or  arising  from  events  that  occurred  prior  to  such resignation or termination).

Section 6.04      Servicer  Not  to  Resign.  Subject  to  the  provisions  of
Section 6.02,  the Servicer shall not resign from the  obligations  and duties hereby  imposed on it except (a) upon  determination  that the  performance of
its  obligations  or  duties  hereunder  are  no  longer   permissible   under
applicable  law or are in material  conflict by reason of applicable  law with any other activities  carried on by it or its subsidiaries or Affiliates,  the other  activities  of the Servicer so causing such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates at the  date  of  this  Agreement  or (b)  upon  satisfaction  of  the  following conditions:  (i) the Servicer shall have proposed a successor  Servicer to the
Issuer  and the  Indenture  Trustee  in writing  and such  proposed  successor
Servicer is  reasonably  acceptable to the Issuer,  the Indenture  Trustee and the  Enhancer;  (ii) each Rating  Agency shall have  delivered a letter to the
Issuer,  the Enhancer and the Indenture  Trustee prior to the  appointment  of
the  successor  Servicer  stating  that  the  proposed   appointment  of  such
successor  Servicer as Servicer  hereunder  will not cause a Rating Event,  if determined  without  regard to the Policy;  and (iii) such proposed  successor
Servicer is reasonably  acceptable  to the Enhancer,  as evidenced by a letter to the Issuer  and the  Indenture  Trustee;  provided,  however,  that no such resignation  by the  Servicer  shall  become  effective  until such  successor
Servicer or, in the case of (a) above,  the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  shall have assumed the Servicer's  responsibilities  and obligations  hereunder or the  Indenture  Trustee,  as pledgee of the Mortgage
Loans,  shall have designated a successor  Servicer in accordance with Section
7.02. Any such  resignation  shall not relieve the Servicer of  responsibility for any of the obligations  specified in Sections 7.01 and 7.02 as obligations that  survive  the  resignation  or  termination  of the  Servicer.  Any  such determination  permitting  the  resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect  delivered  to the  Indenture  Trustee and the Enhancer.

Section 6.05      Delegation  of Duties.  In the ordinary  course of business, the  Servicer  at any time may  delegate  any of its duties  hereunder  to any
Person,  including any of its  Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable  to those with which the  Servicer complies  pursuant  to Section  3.01.  Such  delegation  shall not relieve the
Servicer of its obligations,  liabilities and responsibilities with respect to such  duties and shall not  constitute  a  resignation  within the  meaning of
Section 6.04.

Section 6.06      Payment of Indenture Trustee's and Owner Trustee's Fees and
Expenses; Indemnification.

(a)   After the Closing Date, the Servicer  covenants and agrees to pay to the
            Owner  Trustee,  the Indenture  Trustee and any  co-trustee of the
            Indenture  Trustee or the Owner Trustee from time to time, and the
            Owner  Trustee,  the  Indenture  Trustee  and any such  co-trustee shall be entitled to, reasonable  compensation (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust and,  in the case of the  Indenture
            Trustee,  for so long as GMAC Mortgage,  LLC is the Servicer shall be as set forth in the  letter  agreement  between  the  Indenture
            Trustee and the  Servicer  dated as of November  29, 2006) for all services  rendered by each of them in the  execution of the trusts created  under the Trust  Agreement  and the  Indenture and in the exercise  and  performance  of any of the powers and duties  under the Trust  Agreement or the Indenture,  as the case may be, of the
            Owner Trustee,  the Indenture Trustee and any co-trustee,  and the
            Servicer  will pay or  reimburse  the  Indenture  Trustee  and any
            co-trustee    upon   request   for   all   reasonable    expenses,
            disbursements  and  advances  incurred  or made  by the  Indenture
            Trustee  or  any   co-trustee  in  accordance   with  any  of  the
            provisions  of  this   Agreement,   the  Indenture  or  the  Trust
            Agreement except any such expense,  disbursement or advance as may arise from its  negligence,  willful  misfeasance or bad faith. In
            addition,   the   Indenture   Trustee  shall  be  entitled  to  be
            reimbursed from the Servicer for all reasonable  costs  associated with the  transfer  of  servicing  from the  predecessor  servicer
            pursuant   to   Section   7.02   hereunder,   including,   without
            limitation,  any reasonable costs or expenses  associated with the complete  transfer  of all  servicing  data  and  the  completion, correction  or  manipulation  of  such  servicing  data  as may be required  by the  Indenture  Trustee  to  correct  any  errors  or insufficiencies  in the servicing  data or otherwise to enable the
            Indenture  Trustee to service  the  Mortgage  Loans  properly  and effectively.

(b)   The Servicer  agrees to indemnify  the  Indenture  Trustee and the Owner
            Trustee  for,  and to hold the  Indenture  Trustee  and the  Owner
            Trustee,  as  the  case  may  be,  harmless  against,   any  loss,
            liability or expense  incurred  without  negligence,  bad faith or willful  misconduct  on the part of the  Indenture  Trustee or the
            Owner  Trustee,  as  the  case  may  be,  arising  out  of,  or in connection with, the acceptance and  administration  of the Issuer
            and  the  assets   thereof,   including  the  costs  and  expenses
            (including  reasonable  legal fees and  expenses) of defending the
            Indenture  Trustee  or the  Owner  Trustee,  as the  case  may be, against any claim in connection  with the exercise or  performance of any of its powers or duties under any Basic Document;  provided that:

(i)   with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written
                  notice thereof promptly after the Indenture Trustee or
                  Owner Trustee, as the case may be, shall have actual
                  knowledge thereof;

(ii)  while maintaining control over its own defense, the Issuer, the
                  Indenture Trustee or Owner Trustee, as the case may be,
                  shall cooperate and consult fully with the Servicer in
                  preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the
                  Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Servicer.

No  termination  of this  Agreement or resignation or removal of the Indenture
Trustee  shall  affect the  obligations  created by this  Section  6.06 of the
Servicer to indemnify  the  Indenture  Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

      Notwithstanding  the  foregoing,  the  indemnification  provided  by the
Servicer in this Section  6.06(b) shall not pertain to any loss,  liability or expense of the  Indenture  Trustee or the Owner  Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection with any actions  taken by the  Indenture  Trustee or the Owner Trustee at the direction  of the  Noteholders  or  Certificateholders,  as the  case  may be, pursuant to the terms of this Agreement.

ARTICLE VII

                                   Default

Section 7.01      Servicing Default.

(a)   If a Servicing  Default  shall  occur and be  continuing,  then,  and in every such case,  so long as a  Servicing  Default  shall not have been remedied by the Servicer,  either the Issuer or the Indenture
            Trustee,  upon actual  knowledge of the  occurrence of a Servicing
            Default (in each case with the consent of the  Enhancer so long as no  Enhancer  Default  exists),  or the  Enhancer,  by notice then given in writing  to the  Servicer,  the Issuer and the  Indenture
            Trustee,  may terminate all of the rights and  obligations  of the
            Servicer as servicer under this Agreement  other than its right to receive  servicing  compensation  and expenses for  servicing  the
            Mortgage  Loans  hereunder  during any period prior to the date of such termination,  and the Enhancer or the Issuer or the Indenture
            Trustee (in each case with the consent of the  Enhancer so long as no  Enhancer  Default  exists),  may  exercise  any and all  other remedies  available  at law or  equity.  Any  such  notice  to the
            Servicer shall also be given to each Rating  Agency,  the Enhancer and the Issuer.  On or after the  receipt by the  Servicer of such written  notice,  all  authority  and power of the Servicer  under this  Agreement,  whether  with respect to the  Securities  or the
            Mortgage  Loans or  otherwise,  shall pass to and be vested in the
            Indenture  Trustee,  subject to Section 7.02 hereof, as pledgee of the Mortgage Loans,  pursuant to and under this Section 7.01; and, without  limitation,  the Indenture  Trustee is hereby  authorized and  empowered to execute and deliver,  on behalf of the Servicer, as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or  accomplish  all  other  acts or things necessary or  appropriate to effect the purposes of such notice of termination,  whether to complete the transfer and  endorsement of each  Mortgage  Loan and  related  documents,  or  otherwise.  The
            Servicer  agrees to  cooperate  with the Issuer,  the Enhancer and
            Indenture   Trustee,   as  the  case  may  be,  in  effecting  the
            termination  of the  responsibilities  and rights of the  Servicer hereunder,  including,  without  limitation,  the  transfer to the
            Indenture  Trustee  for  the  administration  by  it of  all  cash amounts  relating to the Mortgage  Loans that shall at the time be held by the Servicer  and to be  deposited by it in the  Custodial
            Account,  or that  have  been  deposited  by the  Servicer  in the
            Custodial  Account or  thereafter  received by the  Servicer  with respect to the Mortgage  Loans,  the recordation of Assignments of
            Mortgages to the  Indenture  Trustee if MERS is not the  mortgagee of a Mortgage  Loan, and the delivery of the Mortgage Files in its possession  to the Indenture  Trustee.  All  reasonable  costs and
            expenses   (including,   but  not  limited  to,  attorneys'  fees)
            incurred in connection  with  amending  this  Agreement to reflect such  succession  as Servicer  pursuant to this Section 7.01 shall be  paid  by the  predecessor  Servicer  (or  if  the  predecessor
            Servicer is the  Indenture  Trustee,  the initial  Servicer)  upon
            presentation  of  reasonable   documentation  of  such  costs  and
            expenses.

(b)   Notwithstanding  any  termination  of the  activities  of  the  Servicer hereunder,  the Servicer shall be entitled to receive,  out of any late  collection  of a payment  on a  Mortgage  Loan which was due
            prior  to  the  notice   terminating  the  Servicer's  rights  and
            obligations   hereunder  and  received  after  such  notice,  that
            portion to which the Servicer  would have been  entitled  pursuant to Sections  3.03 and 3.09 as well as its Servicing Fee in respect thereof,  and any other amounts payable to the Servicer  hereunder the  entitlement  to which arose prior to the  termination  of its activities hereunder.

      Notwithstanding  the  foregoing,  a delay in or failure  of  performance under clause (i) or (ii) of the  definition  of Servicing  Default,  after the applicable grace periods specified  therein,  shall not constitute a Servicing
Default if such delay or failure  could not be  prevented  by the  exercise of reasonable  diligence  by the Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared war, public disorder,  rebellion  or sabotage,  epidemics,  landslides,  lightning,  fire, hurricanes,  earthquakes,  floods or similar  causes.  The preceding  sentence shall not relieve the Servicer  from using  reasonable  efforts to perform its respective  obligations  in a timely  manner in  accordance  with the terms of this  Agreement.  The  Servicer  shall  provide  the  Indenture  Trustee,  the
Enhancer and the  Securityholders  with notice of any such failure or delay by
it,   together  with  a   description   of  its  efforts  to  so  perform  its
obligations.  The Servicer  shall  immediately  notify the Indenture  Trustee, the Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02      Indenture Trustee to Act; Appointment of Successor.

(a)   (a)   On  and  after  the  time  the  Servicer   receives  a  notice  of
            termination  pursuant to Section  7.01 or sends a notice  pursuant to Section 6.04, the Indenture  Trustee as pledgee of the Mortgage
            Loans  shall  itself  become,  or shall  with the  consent  of the
            Enhancer  appoint an affiliate of the Indenture  Trustee to become the  successor  in all respects to the Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided  for  herein  and  shall  immediately  assume  all of the obligations  of the  Servicer to make  advances on Mortgage  Loans
            under   Section   3.02(b)   and  will  be  subject  to  all  other
            responsibilities,  duties and liabilities  relating thereto placed on the  Servicer  by the  terms and  provisions  hereof as soon as practicable,  but  in no  event  later  than  90  days  after  the
            Indenture Trustee becomes successor  servicer.  During such 90 day period, the Indenture  Trustee,  with the consent of the Enhancer, may require the Servicer  being  terminated to continue to perform such  servicing  responsibilities  (other than making  advances on the  Mortgage  Loans  under  Section  3.02(b))  as  the  Indenture
            Trustee  deems  appropriate.  In such event,  the  Servicer  being
            terminated   shall  provide  such  services  as  directed  by  the
            Indenture  Trustee  until the  earliest of the date the  Indenture
            Trustee  notifies  such  Servicer to  discontinue  providing  such services,  the date on which a successor servicer or the Indenture
            Trustee has assumed all  responsibilities,  duties and liabilities of  the  Servicer  hereunder  or  the  expiration  of  the  90 day period.  The  Servicer  shall be  entitled  to the  Servicing  Fee hereunder  for any period  during  which the Servicer is obligated to provide such services as if no  termination of the Servicer had occurred.  Nothing  in this  Agreement  or in the Trust  Agreement shall be construed to permit or require the  Indenture  Trustee to
            (i) succeed to the  responsibilities,  duties and  liabilities  of the initial  Servicer in its capacity as Seller under the Purchase
            Agreement,  (ii)  be  responsible  or  accountable  for any act or omission  of the  Servicer  prior to the  issuance  of a notice of termination  hereunder,  (iii)  require or obligate the  Indenture
            Trustee,  in its  capacity as  successor  Servicer,  to  purchase, repurchase or substitute any Mortgage  Loan,  (iv) fund any losses on any Permitted  Investment  directed by any other  Servicer,  or
            (v) be responsible for the  representations  and warranties of the
            Servicer.  As compensation  therefor,  the Indenture Trustee shall be entitled to such  compensation  as the Servicer would have been entitled to  hereunder if no such notice of  termination  had been given.  Notwithstanding  the foregoing,  if the Indenture  Trustee is (x)  unwilling  to  act  as  successor  Servicer  itself  or to appoint an affiliate to become successor Servicer,  or (y) legally unable  so to  act,  the  Indenture  Trustee  as  pledgee  of  the
            Mortgage  Loans may (in the situation  described in clause (x)) or shall (in the  situation  described  in clause (y)) appoint at the direction of the  Enhancer or, if the Enhancer  fails to make such direction,  petition a court of competent  jurisdiction to appoint any  established  housing and home  finance  institution,  bank or other  mortgage loan servicer  having a net worth of not less than
            $10,000,000  as the  successor  to the  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities  of the Servicer  hereunder;  provided,  that any such successor  Servicer  shall  be  acceptable  to  the  Enhancer,  as evidenced by the Enhancer's prior written  consent,  which consent shall not be unreasonably  withheld;  and provided  further,  that the appointment of any such successor  Servicer will not result in a Rating  Event,  if  determined  without  regard  to the  Policy.
            Pending  appointment  of a successor  to the  Servicer  hereunder, unless the Indenture  Trustee is prohibited by law from so acting, the Indenture  Trustee itself shall act or appoint an affiliate to act in such capacity as provided  above.  In connection  with such appointment  and  assumption,  the successor  shall be entitled to receive  compensation  out of  payments  on  Mortgage  Loans in an
            amount  equal  to  the   compensation   that  the  Servicer  would
            otherwise  have  received  pursuant to Section 3.09 (or such other compensation  as the Indenture  Trustee and such  successor  shall agree).  The appointment of a successor  Servicer shall not affect any  liability of the  predecessor  Servicer  that may have arisen
            under  this  Agreement   prior  to  its  termination  as  Servicer
            (including the  obligation to purchase  Mortgage Loans pursuant to
            Section  3.01,  to pay any  deductible  under an insurance  policy pursuant to Section 3.04 or to  indemnify  the  Indenture  Trustee pursuant to Section  6.06),  nor shall any  successor  Servicer be liable for any acts or  omissions of the  predecessor  Servicer or for any breach by such Servicer of any of its  representations  or
            warranties   contained  herein  or  in  any  related  document  or
            agreement.  The Indenture  Trustee and such  successor  shall take such action,  consistent with this Agreement and the  requirements
            (including any notice  requirements)  of applicable  law, as shall be necessary to effectuate  any such  succession.  Notwithstanding
            the  foregoing,   the  Indenture  Trustee,   in  its  capacity  as
            successor  Servicer,  shall  not be  responsible  for the  lack of
            information   and/or  documents  that  it  cannot  obtain  through
            reasonable  efforts or for  failing  to take any  action  that the
            Indenture Trustee is legally  prohibited from taking by applicable law.

(b)   Any  successor,  including  the  Indenture  Trustee,  to the Servicer as servicer  shall  during  its  term as  Servicer  (i)  continue  to service and  administer  the Mortgage Loans for the benefit of the
            Securityholders,  (ii)  maintain  in force a policy or policies of insurance  covering errors and omissions in the performance of its obligations  as Servicer  hereunder and a fidelity bond in respect of its  officers,  employees  and agents to the same extent as the
            Servicer is so  required  pursuant  to Section  3.13 and  (iii) be bound by the terms of the Insurance Agreement.

(c)   Any successor  Servicer,  including the Indenture Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the predecessor  Servicer  shall fail to deliver any required  deposit to the Custodial Account or otherwise  cooperate with any required servicing transfer or succession hereunder.

(d)   In  connection  with the  termination  or  resignation  of the  Servicer
            hereunder,  either  (i) the  successor  Servicer,   including  the
            Indenture  Trustee if the Indenture Trustee is acting as successor
            Servicer,  shall represent and warrant that it is a member of MERS in good  standing  and  shall  agree  to  comply  in all  material respects with the rules and procedures of MERS in connection  with the  servicing  of the  Mortgage  Loans that are  registered  with
            MERS, in which case the predecessor  Servicer shall cooperate with the  successor  Servicer in causing  MERS to revise its records to reflect the  transfer of servicing  to the  successor  Servicer as
            necessary  under  MERS'  rules  and   regulations,   or  (ii)  the
            predecessor  Servicer shall cooperate with the successor  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in  recordable  form to  transfer  the  Mortgage  from MERS to the
            Indenture  Trustee and to execute and deliver such other  notices, documents and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or  servicing of such
            Mortgage Loan on the MERS(R)System to the successor  Servicer.  The predecessor  Servicer  shall  file or cause  to be filed  any such assignment in the appropriate  recording  office.  The predecessor
            Servicer  shall bear any and all fees of MERS,  costs of preparing any  assignments  of  Mortgage,  and fees and costs of filing  any
            assignments   of  Mortgage   that  may  be  required   under  this
            subsection   (d).  The   successor   Servicer   shall  cause  such
            assignment  to be  delivered  to  the  Indenture  Trustee  or  the
            Custodian  promptly  upon receipt of the original with evidence of recording  thereon or a copy  certified  by the  public  recording office in which such assignment was recorded.

Section 7.03      Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the Servicer  pursuant to this Article VII or
Section 6.04,  the Indenture  Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

Section 7.04      Servicing Termination Event; Removal of Servicer .

(a)   Upon  determination by the Credit Enhancer that a Servicing  Termination
            Event has occurred,  the Credit Enhancer shall give written notice
            of  such  Servicing   Termination  Event  to  the  Servicer,   the
            Depositor, the Indenture Trustee and to each Rating Agency.

(b)   At any time after such  determination and while a Servicing  Termination
            Event is continuing,  the Credit Enhancer may direct the Indenture
            Trustee in writing to remove the  Servicer if the Credit  Enhancer makes a  determination  that the manner of servicing  was a factor contributing to the size of the  delinquencies  or losses incurred in the Trust Estate.

(c)   Upon  receipt of  directions  to remove  the  Servicer  pursuant  to the preceding  clause (b),  the  Indenture  Trustee  shall  notify the
            Servicer  that it has been  terminated  and the Servicer  shall be terminated  in the same manner as specified in  Sections 7.01  and
            7.02.

(d)   After notice of  occurrence  of a Servicing  Termination  Event has been given  and  while a  Servicing  Termination  Event is  continuing, until and unless the  Servicer  has been  removed as  provided  in clause (b),  the  Servicer  covenants  and  agrees  to  act as the
            Servicer  for  a  term  from  the   occurrence  of  the  Servicing
            Termination  Event  to the end of the  calendar  quarter  in which such  Servicing  Termination  Event occurs,  which term may at the
            Credit Enhancer's  discretion be extended by written notice to the
            Indenture  Trustee and the Servicer for successive  terms of three
            (3)  calendar  months  each,  until the  termination  of the Trust
            Estate.  The Servicer  will,  upon the receipt of each such notice of extension (a "Servicer  Extension Notice") become bound for the duration of the term covered by such Servicer  Extension Notice to continue  as  Servicer  subject  to and in  accordance  with  this
            Servicing  Agreement.  If, as of the fifteenth (15th) day prior to the last day of any term as the Servicer,  the  Indenture  Trustee shall not have  received  any Servicer  Extension  Notice from the
            Credit  Enhancer,  the Indenture  Trustee  shall,  within five (5)
            days  thereafter,  give written  notice of such  nonreceipt to the
            Credit  Enhancer  and  the  Servicer.  If any  such  term  expires without a Servicer  Extension  Notice  then a  successor  Servicer shall be appointed as provided in Section 7.02.

(e)   No  provision of this Section 7.04 shall have the effect of limiting the rights of the Depositor,  the Indenture  Trustee,  the Noteholders
            or the Credit Enhancer under Section 7.01.

ARTICLE VIII

                           Miscellaneous Provisions

Section 8.01      Amendment.  This  Agreement may be amended from time to time by the parties hereto;  provided, that any such amendment shall be accompanied by a letter from each Rating  Agency to the effect  that such  amendment  will not result in a Rating Event, if determined  without regard to the Policy; and
provided  further,  that the Enhancer and the Indenture  Trustee shall consent thereto.

Section 8.02      GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE  GOVERNED  BY AND
CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT
REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS 5-1401
AND  5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW,  AND THE  OBLIGATIONS,
RIGHTS  AND  REMEDIES  OF  THE  PARTIES   HEREUNDER  SHALL  BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 8.03      Notices.  Where  this  Servicing  Agreement  provides  for a notice,  certificate,  opinions, report or similar delivery to be given to any transaction  party or to a Rating  Agency,  a copy of such  document  shall be
contemporaneously   sent  to  the   Enhancer.   All   demands,   notices   and
communications  hereunder shall be in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by certified  mail,  return receipt  requested,  to (a) in the  case of the  Servicer,  100  Witmer  Road,
Horsham,  Pennsylvania 19044, Attention: Anthony Renzi, (b) in the case of the
Enhancer,  Financial Guaranty  Insurance  Company,  125 Park Avenue, New York,
New York 10017: Attention:  Structured Finance Surveillance-GMACM 2006-HE5 (c)
in the case of Moody's,  Home Mortgage Loan  Monitoring  Group,  4th Floor, 99
Church  Street,  New  York,  New York  10001,  (d) in the case of  Standard  &
Poor's,    55   Water    Street,    New    York,    New    York    10041-0003,
Attention: Residential  Mortgage  Surveillance  Group,  (e) in the case of the
Owner  Trustee,  Wilmington  Trust  Company,  Rodney Square North,  1100 North
Market  Street,  Wilmington,  Delaware  19890-0001  and (f) in the case of the
Issuer,  GMACM Home Equity Loan Trust  2006-HE5,  c/o the Owner Trustee at the
address  set forth in clause (e) above,  and (g) in the case of the  Indenture
Trustee,  at the  Corporate  Trust Office of the Indenture  Trustee;  or, with respect to each of the  foregoing  Persons,  at such other address as shall be designated  by  such  Person  in a  written  notice  to  the  other  foregoing
Persons.  Any notice  required or permitted  to be mailed to a  Securityholder shall be given by first class mail,  postage  prepaid,  at the address of such
Securityholder as shown in the Note Register or Certificate  Register,  as the case  may be.  Any  notice  so  mailed  within  the  time  prescribed  in this
Agreement shall be conclusively  presumed to have been duly given,  whether or not the  related  Securityholder  receives  such  notice.  Any notice or other document  required to be delivered or mailed by the  Indenture  Trustee to any
Rating  Agency  shall be given on a  reasonable  efforts  basis  and only as a matter of courtesy and accommodation,  and the Indenture Trustee shall have no liability  for  failure to deliver  any such  notice or document to any Rating
Agency.

Section 8.04      Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.

Section 8.05      Third-Party  Beneficiaries.  This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto,  the  Securityholders, the Enhancer,  the Owner Trustee and their respective successors and permitted assigns.  Except as  otherwise  provided in this  Agreement,  no other  Person shall have any right or obligation hereunder.

Section 8.06      Counterparts.   This  instrument  may  be  executed  in  any
number of  counterparts,  each of which so  executed  shall be deemed to be an original,  but all such counterparts shall together constitute but one and the same instrument.

Section 8.07      Effect of Headings  and Table of  Contents.  The Article and
Section  headings  herein and the Table of Contents are for  convenience  only and shall not affect the construction hereof.

Section 8.08      Termination Upon Purchase by the Servicer or Liquidation of
All Mortgage Loans; Partial Redemption.

(a)   The respective  obligations and  responsibilities  of the Servicer,  the
            Issuer and the Indenture  Trustee  created hereby shall  terminate upon the last action  required to be taken by the Issuer  pursuant to the Trust  Agreement and by the Indenture  Trustee  pursuant to the Indenture following the earlier of:

(i)   the date on or before which the Indenture or the Trust Agreement is terminated, or

(ii)  the purchase by the Servicer from the Issuer of all Mortgage Loans and
                  REO Property in accordance with Section 8.08(b).

(b)   The  Servicer  shall have the right to  purchase  from the Issuer all of the Mortgage  Loans and related REO Property if the aggregate Note
            Balance  of the  Notes as of any  Payment  Date,  prior to  giving effect to any payments on such Payment  Date,  is less than 10% of the  aggregate  Note  Balance of the Notes as of the Closing  Date
            (provided  that a draw on the  Policy  would not occur as a result of such  purchase  and provided  further  that the purchase  price will provide  sufficient funds to pay the outstanding Note Balance and accrued and unpaid  interest on the Notes to the Payment  Date
            on   which   such   amounts   are   to  be   distributed   to  the
            Securityholders),  at a  price  equal  to  100%  of the  aggregate unpaid  Principal  Balance of all such remaining  Mortgage  Loans, plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates  thereon up to the date  preceding  the  Payment
            Date  on  which  such  amounts  are  to  be   distributed  to  the
            Securityholders (and in the case of REO Property,  the fair market value of the REO Property),  plus any amounts due and owing to the
            Enhancer  under the  Insurance  Agreement  related to the Mortgage
            Loans or the Notes (and any unpaid  Servicing  Fee relating to the
            Mortgage Loans shall be deemed to have been paid at such time),

            The  Servicer  shall send  written  notice to the  Enhancer of its intent to exercise its right to purchase any of the  Mortgage  Loans  pursuant to this Section 8.08(b).

            If such right is exercised  by the  Servicer,  the Servicer  shall deposit  the amount  calculated  pursuant  to this  Section  8.08(b)  with the
Indenture  Trustee  pursuant to Section 4.10 of the  Indenture  and,  upon the receipt of such deposit,  the Indenture  Trustee or Custodian shall release to the Servicer the files pertaining to the Mortgage Loans being  purchased.  The
Servicer,  at its expense,  shall prepare and deliver to the Indenture Trustee for  execution,  at the time the related  Mortgage Loans are to be released to the Servicer  appropriate  documents  assigning  each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

Section 8.09      Certain  Matters  Affecting the Indenture  Trustee.  For all
purposes of this Agreement,  in the performance of any of its duties or in the exercise  of any of its  powers  hereunder,  the  Indenture  Trustee  shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10      Owner  Trustee  Not  Liable  for  Related   Documents.   The
recitals  contained  herein shall be taken as the  statements of the Servicer, and the Owner Trustee and the Indenture Trustee assume no  responsibility  for the correctness  thereof.  The Owner Trustee and the Indenture Trustee make no representations  as to the validity or sufficiency of this  Agreement,  of any
Basic Document or Related  Document,  or of the  Certificates  (other than the
signatures   of  the  Owner   Trustee  and  the   Indenture   Trustee  on  the
Certificates)  or the  Notes.  The Owner  Trustee  and the  Indenture  Trustee
shall at no time have any  responsibility  or  liability  with  respect to the sufficiency  of the Trust Estate or its ability to generate the payments to be
distributed   to   Certificateholders   under  the  Trust   Agreement  or  the
Noteholders  under the  Indenture,  including the compliance by the Depositor, the Sellers or the  Servicer  with any warranty or  representation  made under any Basic Document or the accuracy of any such warranty or representation,  or any  action  of any  person  taken in the  name of the  Owner  Trustee  or the
Indenture Trustee.

                        Compliance With Regulation AB

Section 9.01      Intent of the Parties; Reasonableness.

            The Depositor,  the Indenture Trustee and the Servicer acknowledge and agree that the purpose of this  Article IX is to facilitate  compliance by the  Depositor  with the  provisions  of  Regulation  AB and related rules and regulations of the  Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good  faith,  or for  purposes  other than  compliance  with the
Securities  Act,  the  Exchange  Act  and the  rules  and  regulations  of the
Commission  under  the  Securities  Act  and  the  Exchange  Act.  Each of the
Servicer and the Indenture Trustee  acknowledges that  interpretations  of the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel,  or otherwise,  and agrees to comply with reasonable requests made by
the  Depositor  in  good  faith  for  delivery  of  information   under  these
provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the Servicer and the Indenture Trustee shall cooperate  reasonably with the
Depositor  to deliver to the  Depositor  (including  any of its  assignees  or designees),  any  and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary  in the  reasonable,  good faith determination  of the  Depositor  to permit the  Depositor  to comply with the provisions of Regulation AB.

Section 9.02      Additional Representations and Warranties of the Indenture
Trustee.

(a)   The  Indenture  Trustee  shall be deemed to represent and warrant to the
Depositor  as of the date  hereof  and on each  date on which  information  is provided to the Depositor  under Sections 9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) there  are no  material  legal  or  governmental  proceedings  pending  (or  known  to be contemplated)  against it that would be  material to  Noteholders;  (ii) there are  no  relationships  or  transactions  (as  described  in  Item 1119(b)  of
Regulation  AB)  relating  to  the  Indenture  Trustee  with  respect  to  the
Depositor or any  sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement  or  support  provider  or  other  material transaction  party (as each of such terms are used in Regulation  AB) relating to the Securitization  Transaction contemplated by the Servicing Agreement, as identified  by the  Depositor  to the  Indenture  Trustee in writing as of the
Closing  Date (each,  a  "Transaction  Party")  that are outside the  ordinary course of  business  or on terms  other  than  would be  obtained  in an arm's
length   transaction   with  an  unrelated   third   party,   apart  from  the
Securitization   Transaction,   and  that  are  material  to  the   investors'
understanding  of  the  Notes;  and  (iii) the  Indenture  Trustee  is  not an
affiliate  (as   contemplated  by  Item 1119(a)  of   Regulation AB)   of  any
Transaction  Party.  The Depositor  shall notify the Indenture  Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)   If so  requested  by the  Depositor  on any date  following  the Closing
Date, the Indenture  Trustee  shall,  within five Business Days following such
request,   confirm  in  writing  the  accuracy  of  the   representations  and
warranties  set  forth  in  paragraph (a)  of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation,  provide the pertinent facts, in writing, to the Depositor.  Any such  request  from the  Depositor  shall  not be given  more  than  once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for questioning the accuracy of any of the representations and warranties.

Section 9.03      Information to Be Provided by the Indenture Trustee.

      For so  long  as the  Company  is  subject  to  Exchange  Act  reporting requirements  with  respect to the Trust Fund,  for the purpose of  satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,  the  Indenture  Trustee  shall provide to the Depositor a written description of (a) any litigation or governmental  proceedings pending against the Indenture  Trustee as of the last day of each calendar  month that would be material to Noteholders,  and (b) any  affiliations or  relationships
(as  described in  Item 1119 of  Regulation AB)  that  develop  following  the
Closing Date between the Indenture  Trustee and any  Transaction  Party of the
type described in Section  9.02(a)(ii) or  9.02(a)(iii)  as of the last day of
each  calendar  year.  Any   descriptions   required  with  respect  to  legal
proceedings,  as well as updates to previously  provided  descriptions,  under this  Section 9.03  shall be given no later than five  Business  Days prior to the  Determination  Date  following  the  month in which  the  relevant  event
occurs,   and  any  notices  and   descriptions   required   with  respect  to
affiliations,  as well as updates to previously provided  descriptions,  under this  Section 9.03  shall be given no later than  January  31 of the  calendar year  following  the  year in  which  the  relevant  event  occurs.  As of the related  Payment Date with respect to each Report on Form 10-D with respect to the  Notes  filed  by or on  behalf  of  the  Depositor,  and  as of  March 15 preceding  the date each  Report on  Form 10-K  with  respect  to the Notes is filed,  the  Indenture  Trustee  shall be deemed to represent and warrant that any  information  previously  provided  by the  Indenture  Trustee  under this
Article IX  is  materially  correct and does not have any  material  omissions unless the Indenture Trustee has provided an update to such  information.  The
Depositor will allow the Indenture  Trustee to review any disclosure  relating to material  litigation  against the  Indenture  Trustee  prior to filing such disclosure  with the  Commission  to the  extent  the  Depositor  changes  the information provided by the Indenture Trustee.

Section 9.04      Report on Assessment of Compliance and Attestation.

            On or before March 15 of each calendar year, the Indenture
Trustee shall:

(a)   deliver to the  Depositor  a report (in form and  substance  reasonably satisfactory to the Depositor)  regarding the Indenture  Trustee's  assessment of compliance  with the applicable  Servicing  Criteria during the immediately preceding  calendar  year,  as required  under Rules  13a-18 and 15d-18 of the
Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be signed by an authorized officer of the Indenture Trustee,  and shall address each of the
Servicing Criteria specified on Exhibit G hereto; and

(b)   deliver to the  Depositor  a report of a  registered  public  accounting firm  satisfying  the  requirements  of Rule 2-01 of Regulation  S-X under the
Securities  Act and the  Exchange  Act that  attests  to, and  reports on, the assessment of compliance made by the Indenture Trustee and delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in  accordance  with
Rules  1-02(a)(3)  and 2-02(g) of Regulation  S-X under the Securities Act and the Exchange Act.

Section 9.05      Indemnification; Remedies.

(a)   The Indenture  Trustee shall indemnify the Depositor,  each affiliate of the  Depositor,  the Servicer  and each  affiliate  of the  Servicer,  and the respective  present and former  directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)   (A)   any  untrue   statement   of  a  material   fact
contained   or  alleged  to  be   contained   in  any   information,   report,
certification,  accountants' attestation or other material provided under this
Article  IX by or on  behalf  of  the  Indenture  Trustee  (collectively,  the
"Indenture Trustee  Information"),  or (B) the omission or alleged omission to state in the  Indenture  Trustee  Information  a material  fact required to be stated in the Indenture Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  or

                  (ii)  any  failure by the  Indenture  Trustee to deliver any information,  report,  certification,  or other  material when and as required under  this  Article  IX,  other than a failure  by the  Indenture  Trustee to deliver an accountants' attestation.

(b)   In the case of any failure of  performance  described in  clause (ii) of
Section 9.05(a), as well as a failure to deliver an accountants'  attestation, the  Indenture  Trustee  shall  (i) promptly  reimburse  the Depositor for all
costs   reasonably   incurred  by  the   Depositor  in  order  to  obtain  the
information,   report,   certification,   accountants'  attestation  or  other
material   not   delivered   by  the   Indenture   Trustee  as  required   and
(ii) cooperate  with the  Depositor  to mitigate  any damages  that may result from such failure.

(c)   The Depositor and the Servicer  shall  indemnify the Indenture  Trustee, each affiliate of the Indenture Trustee and the respective  present and former directors,  officers, employees and agents of the Indenture Trustee, and shall hold each of them  harmless from and against any losses,  damages,  penalties, fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement of a material  fact  contained or alleged to be  contained  in any  information  provided  under this  Servicing
Agreement by or on behalf of the  Depositor  or Servicer for  inclusion in any report filed with Commission under the Exchange Act (collectively,  the "GMACM
Information"),  or (ii) the omission or alleged omission to state in the GMACM
Information a material fact required to be stated in the GMACM  Information or necessary  in  order  to make  the  statements  therein,  in the  light of the circumstances under which they were made, not misleading.

(d)   Notwithstanding any provision in this Section 9.05 to the contrary,  the parties  agree  that  none of the  Indenture  Trustee,  the  Depositor  or the
Servicer  shall be  liable  to the other  for any  consequential  or  punitive damages  whatsoever,  whether in  contract,  tort  (including  negligence  and strict  liability),  or any  other  legal or  equitable  principle;  provided, however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

      IN WITNESS WHEREOF,  the Servicer,  the Issuer and the Indenture Trustee
have caused this  Agreement to be duly executed by their  respective  officers or representatives all as of the day and year first above written.
                                       GMAC MORTGAGE, LLC,
                                          as Servicer

                                       By:
                                             Name: Sandy Blitzer
                                             Title:   Vice President

                                       GMACM HOME EQUITY LOAN TRUST 2006-HE5,
                                       as Issuer

                                       By:   Wilmington Trust Company, not in
                                             its individual capacity but
                                             solely as Owner Trustee

                                       By:
                                             Name:
                                             Title:

                                       THE BANK OF NEW YORK TRUST COMPANY,
                                       N.A., as Indenture Trustee

                                       By:
                                             Name:
                                             Title:

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                     [ON FILE WITH THE INDENTURE TRUSTEE]

                                  EXHIBIT B

                          LIMITED POWER OF ATTORNEY

                       KNOW ALL MEN BY THESE PREMISES:

      That The Bank of New York Trust  Company,  N.A.,  as  indenture  trustee
(the "Indenture  Trustee"),  under the indenture dated as of November 29, 2006
(the  "Indenture"),  between GMACM Home Equity Loan Trust 2006-HE5,  as issuer and the  Indenture  Trustee,  a national  banking  association  organized  and existing  under the laws of the  United  States of  America,  and  having  its principal  office  located at 2 North  LaSalle  Street,  Suite 1020,  Chicago,
Illinois  60602,  hath  made,  constituted  and  appointed,  and does by these presents make, constitute and appoint GMAC Mortgage,  LLC, a limited liability company  organized and existing  under the laws of the State of Delaware,  its true and  lawful  Attorney-in-Fact,  with full  power and  authority  to sign, execute,  acknowledge,  deliver, file for record, and record any instrument on its  behalf and to perform  such other act or acts as may be  customarily  and reasonably  necessary and  appropriate to effectuate the following  enumerated transactions  in respect of any of the Mortgages  securing a Mortgage Loan and the related  Mortgage  Notes for which the  undersigned is acting as Indenture
Trustee for various Securityholders  (whether the undersigned is named therein as mortgagee or beneficiary  or has become  mortgagee by virtue of endorsement of such  Mortgage  Note  secured  by any such  Mortgage)  and for  which  GMAC
Mortgage,  LLC is acting as Servicer  pursuant to a Servicing  Agreement dated as of November 29, 2006 (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.    The modification or re-recording of a Mortgage,  where said modification or  re-recording  is for the  purpose  of  correcting  the  Mortgage  to conform  same  to the  original  intent  of the  parties  thereto  or to correct title errors  discovered  after such title  insurance was issued and said  modification or  re-recording,  in either  instance,  does not adversely affect the Lien of the Mortgage as insured.

2.    The  subordination  of the Lien of a Mortgage to an easement in favor of a public utility  company or a government  agency or unit with powers of eminent  domain;  this section shall include,  without  limitation,  the execution of partial  satisfactions/releases,  partial  reconveyances or the execution of requests to trustees to accomplish same.

3.    With  respect to a Mortgage,  the  foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion  of judicial  or  non-judicial foreclosure  or  termination,  cancellation  or  rescission  of any such
      foreclosure,   including,   without  limitation,  any  and  all  of  the
      following acts:

      a.    The  substitution  of  trustee(s)  serving  under a  Mortgage,  in accordance with state law and the Mortgage;

      b.    the   preparation   and  issuance  of   statements  of  breach  or
            non-performance;

      c.    the  preparation  and filing of notices of default  and/or notices of sale;

      d.    Cancellations/rescissions  of  notices  of  default  or notices of sale;

      e.    The taking of a deed in lieu of foreclosure; and

      f.    The  preparation  and  execution of such other  documents  and the performance  of such other  actions as may be necessary  under the terms of the Mortgage or state law to expeditiously  complete said transactions in this paragraph 3.

4.    The  conveyance  of the  properties  to  the  mortgage  insurer,  or the closing  of the title to the  property  to be  acquired  as real  estate owned, or conveyance of title to real estate owned.

5.    The  completion  of  loan   assumption   agreements   and   modification
      agreements.

6.    The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured  thereby,  including,  without limitation, cancellation of the related Mortgage Note.

7.    The  assignment  of any  Mortgage  and the  related  Mortgage  Note,  in connection  with  the  repurchase  of  the  Mortgage  Loan  secured  and evidenced thereby.

8.    The full  assignment  of a Mortgage  upon  payment and  discharge of all sums  secured  thereby  in  conjunction  with the  refinancing  thereof, including,  without  limitation,  the assignment of the related Mortgage
      Note.

9.    The modification or re-recording of a Mortgage,  where said modification or  re-recording  is for the  purpose of any  modification  pursuant  to
      Section 3.01 of the Servicing Agreement.

10.   The  execution  of partial  satisfactions/releases  pursuant  to Section
      3.01 of the Servicing Agreement.

      Capitalized  terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

      This  Power of  Attorney  is  effective  for one (1) year  from the date hereof or the earlier of  (i) revocation  by the Indenture  Trustee,  (ii) the
Attorney shall no longer be retained on behalf of the Indenture  Trustee or an affiliate of the Indenture Trustee;  or (iii) the  expiration of one year from the date of execution.

      The authority granted to the  attorney-in-fact  by the Power of Attorney is not transferable to any other party or entity.

      This Agreement  shall be governed by, and construed in accordance  with, the laws of the  State of New York  without  regard  to its  conflicts  of law principles.

      All actions heretofore taken by said Attorney, which the Attorney could properly have taken pursuant to this Power of Attorney, be, and hereby are, ratified and affirmed.

      IN  WITNESS  WHEREOF,  The  Bank of New York  Trust  Company,  N.A.,  as
Indenture  Trustee,  and these  present to be signed and  acknowledged  in its name and behalf by ___________________  its duly elected and authorized Senior
Vice President this _______ day of ___________________, 200_.

                                        The Bank of New York Trust Company,
                                        N.A.

                                        By:
                                        Name:
                                        Title:

                                        Witness
                                        Printed Name:

                                        Witness
                                        Printed Name:

                               ACKNOWLEDGEMENT

STATE OF

COUNTY OF

      Personally       appeared       before      me      the      above-named
_________________________,  known or  proved to me to be the same  person  who
executed     the      foregoing      instrument      and     to     be     the
               [Title]                 The  Bank of New  York  Trust  Company,
N.A., as Trustee for __________  _______,  and acknowledged that s/he executed the  same as  her/his  free  act and  deed  and the  free  act and deed of the
Trustee.

      Subscribed and sworn before me this _______ day of _______________,
200__.

                                        NOTARY PUBLIC
                                        My Commission expires:

                                  EXHIBIT C

                         FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan
Prepaid in Full                           Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

GMAC Mortgage, LLC
Authorized Signature

TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:  [__]  Mortgage Note

Name

Title

Date

                                 EXHIBIT D-1

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

      1.    I have  reviewed  this report on Form 10-K and all reports on Form
10-D  required to be filed in respect of the period  covered by this report on
Form 10-K of the trust (the  Exchange  Act periodic  reports)  pursuant to the
Servicing  Agreement  dated  November  29, 2006 (the  "Agreement")  among GMAC
Mortgage,  LLC (the  "Servicer"),  Home Loan Trust 2006-HE5 (the "Issuer") and
The Bank of New  York  Trust  Company,  N.A.  (the  "Indenture  Trustee")  and
acknowledged and agreed to by Residential Asset Mortgage Products, Inc;

      2.    Based on my knowledge,  Exchange Act periodic reports,  taken as a whole,  do not  contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

      3.    Based on my knowledge,  the servicing  information  required to be provided  to  the  Indenture  Trustee  by the  Servicer  under  the  Servicing
Agreement is included in these reports;

      3.    Based on my  knowledge,  all of the  distribution,  servicing  and other  information  required  to be  provided  under  Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

      4.    I am  responsible  for reviewing the  activities  performed by the
Servicer  and based on my knowledge  and the  compliance  review  conducted in preparing  the  servicer  compliance  statement  required in this report under
Item  1123 of  Regulation  AB and  except as  disclosed  in the  Exchange  Act periodic  reports,  the  Servicer  has  fulfilled  its  obligations  under the
Agreement; and

      5.    All of the reports on  assessment  of  compliance  with  servicing criteria for asset-backed  securities and their related attestation reports on assessment of compliance with servicing  criteria for asset-backed  securities required  to be  included  in this  report  in  accordance  with  Item 1122 of
Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report. Any material  instances  of  noncompliance  described  in such  reports  have been disclosed in this report on Form 10-K.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Indenture Trustee]

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

      ____________________________*
      Name:
      Title:

      * to be signed by the senior officer in charge of the servicing functions of the Servicer

                                    EXHIBIT D-2

               FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

      The  undersigned,  a  Responsible  Officer of The Bank of New York Trust
Company, N.A., (the "Indenture Trustee") certifies that:

      (a)   The   Indenture   Trustee   has   performed   all  of  the  duties
specifically  required to be performed by it pursuant to the provisions of the
Servicing  Agreement dated as of  November 29, 2006  (the  "Agreement") by and among GMACM Home Equity Loan Trust  2006-HE5,  as  depositor,  GMAC  Mortgage,
LLC, as Servicer,  and the Indenture  Trustee in accordance with the standards set forth therein.

      (b)   Based on my  knowledge,  the  information  that is provided by the
Indenture  Trustee pursuant to Section 4.02(b) of the Agreement is accurate as of the last day of the 20[__] calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN WITNESS WHEREOF, I have duly executed this certificate as of
_________, 20[__].

      ____________________________*
      Name:
      Title:

*     Subject to clarification by the Commission.

                                  EXHIBIT E

                              SERVICING CRITERIA

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable
Servicing Criteria":

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                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
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  REFERENCE                      CRITERIA
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                     GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i) Policies and procedures are instituted to
              monitor any performance or other triggers and
              events of default in accordance with the
              transaction agreements.
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1122(d)(1)(ii)If any material servicing activities are
              outsourced to third parties, policies and
              procedures are instituted to monitor the third
              party's performance and compliance with such
              servicing activities.
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1122(d)(1)(iiiAny requirements in the transaction agreements to maintain a back-up servicer for the pool
              assets are maintained.
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1122(d)(1)(iv)A fidelity bond and errors and omissions
              policy is in effect on the party participating
              in the servicing function throughout the
              reporting period in the amount of coverage
              required by and otherwise in accordance with
              the terms of the transaction agreements.
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                    CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i) Payments on pool assets are deposited into the    |X| (as to
              appropriate custodial bank accounts and
              related bank clearing accounts no more than
              two business days following receipt, or such     accounts held
              other number of days specified in the            by Indenture
              transaction agreements.                            Trustee)
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1122(d)(2)(ii)Disbursements made via wire transfer on behalf    |X| (as to
              of an obligor or to an investor are made only   investors only)
              by authorized personnel.
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1122(d)(2)(iiiAdvances of funds or guarantees regarding
              collections, cash flows or distributions, and
              any interest or other fees charged for such
              advances, are made, reviewed and approved as
              specified in the transaction agreements.
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              The related accounts for the transaction, such
              as cash reserve accounts or accounts
              established as a form of                          |X| (as to
              overcollateralization, are separately            accounts held
              maintained (e.g., with respect to commingling    by Indenture
              of cash) as set forth in the transaction           Trustee)
1122(d)(2)(iv)agreements.
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1122(d)(2)(v) Each custodial account is maintained at a
              federally insured depository institution as
              set forth in the transaction agreements. For
              purposes of this criterion, "federally insured
              depository institution" with respect to a
              foreign financial institution means a foreign
              financial institution that meets the
              requirements of Rule 13k-1(b)(1) of the
              Securities Exchange Act.*
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1122(d)(2)(vi)Unissued checks are safeguarded so as to
              prevent unauthorized access.
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1122(d)(2)(viiReconciliations are prepared on a monthly
              basis for all asset-backed securities related
              bank accounts, including custodial accounts
              and related bank clearing accounts. These
              reconciliations are (A) mathematically
              accurate; (B) prepared within 30 calendar days
              after the bank statement cutoff date, or such
              other number of days specified in the
              transaction agreements; (C) reviewed and
              approved by someone other than the person who
              prepared the reconciliation; and (D) contain
              explanations for reconciling items. These
              reconciling items are resolved within 90
              calendar days of their original
              identification, or such other number of days
              specified in the transaction agreements.
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                    INVESTOR REMITTANCES AND REPORTING
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1122(d)(3)(i) Reports to investors, including those to be
              filed with the Commission, are maintained in
              accordance with the transaction agreements and
              applicable Commission requirements.
              Specifically, such reports (A) are prepared in
              accordance with timeframes and other terms set
              forth in the transaction agreements; (B)
              provide information calculated in accordance
              with the terms specified in the transaction
              agreements; (C) are filed with the Commission
              as required by its rules and regulations; and
              (D) agree with investors' or the trustee's
              records as to the total unpaid principal
              balance and number of pool assets serviced by
              the servicer.
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1122(d)(3)(ii)Amounts due to investors are allocated and            |X|
              remitted in accordance with timeframes,
              distribution priority and other terms set
              forth in the transaction agreements.
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              Disbursements made to an investor are posted
              within two business days to the servicer's
              investor records, or such other number of days        |X|
1122(d)(3)(iiispecified in the transaction agreements.
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              Amounts remitted to investors per the investor
              reports agree with cancelled checks, or other         |X|
1122(d)(3)(iv)form of payment, or custodial bank statements.
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                         POOL ASSET ADMINISTRATION
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1122(d)(4)(i) Collateral or security on pool assets is
              maintained as required by the transaction
              agreements or related asset pool documents.
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              Pool assets and related documents are
              safeguarded as required by the transaction
1122(d)(4)(ii)agreements
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1122(d)(4)(iiiAny additions, removals or substitutions to
              the asset pool are made, reviewed and approved
              in accordance with any conditions or
              requirements in the transaction agreements.
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1122(d)(4)(iv)Payments on pool assets, including any
              payoffs, made in accordance with the related
              pool asset documents are posted to the
              servicer's obligor records maintained no more
              than two business days after receipt, or such
              other number of days specified in the
              transaction agreements, and allocated to
              principal, interest or other items (e.g.,
              escrow) in accordance with the related pool
              asset documents.
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1122(d)(4)(v) The servicer's records regarding the pool
              assets agree with the servicer's records with
              respect to an obligor's unpaid principal
              balance.
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1122(d)(4)(vi)Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan
              modifications or re-agings) are made, reviewed
              and approved by authorized personnel in
              accordance with the transaction agreements and
              related pool asset documents.
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1122(d)(4)(viiLoss mitigation or recovery actions (e.g.,
              forbearance plans, modifications and deeds in
              lieu of foreclosure, foreclosures and
              repossessions, as applicable) are initiated,
              conducted and concluded in accordance with the
              timeframes or other requirements established
              by the transaction agreements.
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1122(d)(4)(viiRecords documenting collection efforts are
              maintained during the period a pool asset is
              delinquent in accordance with the transaction
              agreements. Such records are maintained on at
              least a monthly basis, or such other period
              specified in the transaction agreements, and
              describe the entity's activities in monitoring
              delinquent pool assets including, for example,
              phone calls, letters and payment rescheduling
              plans in cases where delinquency is deemed
              temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)Adjustments to interest rates or rates of
              return for pool assets with variable rates are
              computed based on the related pool asset
              documents.
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1122(d)(4)(x) Regarding any funds held in trust for an
              obligor (such as escrow accounts): (A) such
              funds are analyzed, in accordance with the
              obligor's pool asset documents, on at least an
              annual basis, or such other period specified
              in the transaction agreements; (B) interest on
              such funds is paid, or credited, to obligors
              in accordance with applicable pool asset
              documents and state laws; and (C) such funds
              are returned to the obligor within 30 calendar
              days of full repayment of the related pool
              asset, or such other number of days specified
              in the transaction agreements.
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1122(d)(4)(xi)Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
              before the related penalty or expiration
              dates, as indicated on the appropriate bills
              or notices for such payments, provided that
              such support has been received by the servicer
              at least 30 calendar days prior to these
              dates, or such other number of days specified
              in the transaction agreements.
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1122(d)(4)(xiiAny late payment penalties in connection with any payment to be made on behalf of an obligor
              are paid from the servicer's funds and not
              charged to the obligor, unless the late
              payment was due to the obligor's error or
              omission.
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              Disbursements made on behalf of an obligor are
              posted within two business days to the
              obligor's records maintained by the servicer,
              or such other number of days specified in the
1122(d)(4)(xiitransaction agreements.
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1122(d)(4)(xivDelinquencies, charge-offs and uncollectible
              accounts are recognized and recorded in
              accordance with the transaction agreements.
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              Any external enhancement or other support,
              identified in Item 1114(a)(1) through (3) or
              Item 1115 of Regulation AB, is maintained as          |X|
1122(d)(4)(xv)set forth in the transaction agreements.
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